AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 28, 1998
                                                Security  Act File No. 333-48431
                                       Investment Company Act File No. 811-00041
================================================================================
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                    FORM N-2
|X| REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_|      Pre-Effective Amendment No. ________________
|_|      Post-Effective Amendment No. ________________
                           and/or
|X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                        (Check appropriate box or boxes)
                          -----------------------------
                    GENERAL AMERICAN INVESTORS COMPANY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                          -----------------------------
                              450 Lexington Avenue
                                   Suite 3300
                            New York, New York 10017
                    (Address of Principal Executive Offices)
                          -----------------------------
                            Eugene L. DeStaebler, Jr.
                              450 Lexington Avenue
                                   Suite 3300
                            New York, New York 10017
                                 (212) 916-8400
                     (Name and Address of Agent for Service)
                          -----------------------------
                                   Copies to:
John E. Baumgardner, Jr., Esq.                   Richard T. Prins, Esq.
      Sullivan & Cromwell               Skadden, Arps, Slate, Meagher & Flom LLP
       125 Broad Street                             919 Third Avenue
   New York, New York 10004                     New York, New York 10022
        (212) 558-4000                               (212) 735-3000
                          -----------------------------
Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. |_|

It is proposed that this filing will become effective (check  appropriate  box):
|_| when declared effective pursuant to Section 8(c)

If  appropriate,  check the  following box
     |_| this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

     |_| this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box |_|
                           ---------------------------

                                   CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================================
                                                                           PROPOSED MAXIMUM  PROPOSED MAXIMUM
                                                           AMOUNT TO BE    OFFERING PRICE    AGGREGATE OFFERING  AMOUNT OF
       TITLE OF SECURITIES BEING REGISTERED                REGISTERED(1)   PER SHARE         PRICE (2) (3)       REGISTRATION FEE(4)
------------------------------------------------------------------------------------------------------------------------------------
__% Cumulative Preferred Stock, par value $1.00 per share  6,000,000            $25.00         $150,000,000            $44,250
====================================================================================================================================

(1) Of such amount, 4,000,000 shares were previously registered.
(2) A maximum aggregate offering price of $100,000,000 was previously registered.
(3) Estimated solely for the purpose of calculating the registration fee.
(4) A fee in the amount of $29,500 was previously paid.

                           ---------------------------
    The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

                                      CROSS-REFERENCE SHEET PURSUANT TO RULE 481(a)

         N-2 Item Number                                                     Location in Part A (Caption)
-------------------------------------------------------------------------------------------------------------------

PART A

1.   Outside Front Cover..................................... OUTSIDE FRONT COVER PAGE

2.   INSIDE FRONT AND OUTSIDE BACK COVER PAGE................ OUTSIDE FRONT COVER PAGE; INSIDE FRONT COVER PAGE;
                                                              OUTSIDE BACK COVER PAGE

3.   FEE TABLE AND SYNOPSIS.................................. NOT APPLICABLE

4.   FINANCIAL HIGHLIGHTS.................................... FINANCIAL HIGHLIGHTS

5.   PLAN OF DISTRIBUTION.................................... OUTSIDE FRONT COVER PAGE; PROSPECTUS SUMMARY;
                                                              UNDERWRITING

6.   SELLING SHAREHOLDERS.................................... NOT APPLICABLE

7.   USE OF PROCEEDS......................................... PROSPECTUS SUMMARY; USE OF PROCEEDS; INVESTMENT
                                                              OBJECTIVES AND POLICIES

8.   GENERAL DESCRIPTION OF THE REGISTRANT................... OUTSIDE FRONT COVER PAGE; PROSPECTUS SUMMARY; THE
                                                              COMPANY; INVESTMENT OBJECTIVES AND POLICIES; RISK
                                                              FACTORS; DESCRIPTION OF CUMULATIVE PREFERRED STOCK

9.   MANAGEMENT.............................................. PROSPECTUS SUMMARY; MANAGEMENT; CUSTODIAN, TRANSFER
                                                              AGENT, REGISTRAR AND DIVIDEND-PAYING AGENT

10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES..... OUTSIDE FRONT COVER PAGE; PROSPECTUS SUMMARY;
                                                              CAPITALIZATION; INVESTMENT OBJECTIVES AND POLICIES;
                                                              DESCRIPTION OF CUMULATIVE PREFERRED STOCK; DESCRIPTION OF
                                                              CAPITAL STOCK AND OTHER SECURITIES; TAXATION

11.  DEFAULTS AND ARREARS ON SENIOR SECURITIES............... NOT APPLICABLE

12.  LEGAL PROCEEDINGS....................................... NOT APPLICABLE

13.  TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL         TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
     INFORMATION


PART B                                                        LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
-------------------------------------------------------------------------------------------------------------------

14. COVER PAGE............................................... OUTSIDE FRONT COVER PAGE

15. TABLE OF CONTENTS........................................ OUTSIDE FRONT COVER PAGE

16. GENERAL INFORMATION AND HISTORY.......................... GENERAL INFORMATION AND HISTORY

17. INVESTMENT OBJECTIVES AND POLICIES....................... INVESTMENT OBJECTIVES AND POLICIES

18. MANAGEMENT............................................... MANAGEMENT OF THE COMPANY

19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...... MANAGEMENT OF THE COMPANY; PRINCIPAL STOCKHOLDERS

20. INVESTMENT ADVISORY AND OTHER SERVICES................... INVESTMENT ADVISORY AND OTHER SERVICES

21. BROKERAGE ALLOCATION AND OTHER PRACTICES................. BROKERAGE ALLOCATION AND OTHER PRACTICES

22. TAX STATUS............................................... TAXATION

23. FINANCIAL STATEMENTS..................................... FINANCIAL STATEMENTS

PART C

    INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM, SO NUMBERED, IN PART C TO THIS REGISTRATION STATEMENT.

(RED HERRING)

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

================================================================================
                  SUBJECT TO COMPLETION, DATED __________, 1998
PROSPECTUS
                                6,000,000 SHARES
                    GENERAL AMERICAN INVESTORS COMPANY, INC.
                         __% CUMULATIVE PREFERRED STOCK
                     (LIQUIDATION PREFERENCE $25 PER SHARE)

    The shares of __% Cumulative Preferred Stock, liquidation preference $25 per share (the "Cumulative Preferred Stock"), to be issued by General American Investors Company, Inc. (the "Company") will be senior securities of the Company. Prior to the offering, there has been no public market for the Cumulative Preferred Stock. The Company is a closed-end diversified management investment company. The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. No assurance can be given, however, that the Company's investment objectives will be achieved.

    Dividends on the Cumulative Preferred Stock offered hereby will be cumulative from _________, 1998 and will be payable quarterly commencing ___________, 1998, at the annual rate of __% of the liquidation preference of $25 per share.

    Dividends paid on the Cumulative Preferred Stock are expected to consist of varying proportions of net long-term capital gains (consisting of 20% Rate Gain (as defined) derived from the sale of assets held longer than 18 months and 28% Rate Gain (as defined) derived from the sale of assets held longer than one year but less than 18 months), ordinary income and, in unusual circumstances, return of capital. Dividends consisting of net long-term capital gains may be taxed at a lower rate than dividends consisting of ordinary income for certain non-corporate taxpayers. During the past one, three and five fiscal years ended December 31, net long-term capital gains comprised 93%, 93% and 95%, respectively, of distributions paid by the Company on its Common Stock. It is currently expected that dividends paid on the Cumulative Preferred Stock will also consist primarily of net long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will be paid out of net long-term capital gains, which are generally taxed at lower rates for individuals than dividends paid out of net short-term capital gains and ordinary income, which are generally taxed at ordinary income rates.

    It is a condition to its issuance that the Cumulative Preferred Stock be rated "aaa" by Moody's Investors Service, Inc. ("Moody's"). In connection with the receipt of such rating, the composition of the Company's portfolio must reflect the guidelines established by Moody's, and the Company will be required to maintain a minimum discounted asset coverage ratio with respect to the Cumulative Preferred Stock. See "Description of Rating Agency Guidelines-Rating Agency Guidelines." (continued on next page)
                                 ---------------
    The Company has filed an application to list the Cumulative Preferred Stock on the New York Stock Exchange. Trading of the Cumulative Preferred Stock on the New York Stock Exchange is expected to commence within 30 days of this Prospectus. See "Underwriting."
                                 ---------------
SEE "RISK FACTORS" BEGINNING ON PAGE 21 FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE CUMULATIVE PREFERRED STOCK.
                                 ---------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
              COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                  THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                 Price to   Underwriting Discounts   Proceeds to
                                  Public       and Commissions(1)    Company(2)
                              ------------  -----------------------  -----------
Per Share.................
Total(2)..................

(1) The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.
(2) Before deducting estimated offering expenses of $700,000 payable by the Company.

    The shares of Cumulative Preferred Stock offered hereby are offered severally by the Underwriters, as specified herein, subject to receipt and acceptance by them and subject to their right to reject any order in whole or in part. It is expected that certificates for the shares of Cumulative Preferred Stock will be ready for delivery only through the facilities of The Depository Trust Company in New York, New York on or about ________, 1998 against payment therefor in immediately available funds.
                                 ---------------
                             As Co-Representatives

Merrill Lynch & Co.                                         Salomon Smith Barney

                   The date of this Prospectus is __________, 1998.

(continued from cover page)

      The Cumulative Preferred Stock is subject to mandatory redemption in whole or in part by the Company for cash at a price equal to $25 per share plus accumulated but unpaid dividends (whether or not earned or declared) (the "Redemption Price") in the event that the Company fails to maintain a quarterly asset coverage of at least 200% or to maintain the discounted asset coverage required by Moody's, subject to the Company's determination to terminate compliance with the Rating Agency Guidelines (as defined herein). Commencing __________, 2003 and thereafter, the Company at its option may redeem the Cumulative Preferred Stock in whole or in part for cash at a price equal to the Redemption Price. Prior to __________, 2003, the Cumulative Preferred Stock will be redeemable, at the option of the Company, for cash at a price equal to the Redemption Price, only to the extent necessary for the Company to continue to qualify for tax purposes as a regulated investment company. See "Description of Cumulative Preferred Stock--Redemption" and "Description of Rating Agency Guidelines--Redemption."

      If the Company voluntarily terminates compliance with the Rating Agency Guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased by .375% per annum and, among other things, the Company will no longer be required to maintain the discounted asset coverage required by Moody's. See "Description of Rating Agency Guidelines--Rating Agency Guidelines" and "--Termination of Rating Agency Guidelines."

      This Prospectus sets forth concisely the information that a prospective investor should know about the Company before investing. Investors are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Company, including a Statement of Additional Information (the "SAI"), has been filed with the Securities and Exchange Commission (the "Commission"). The SAI is available without charge and upon request by writing to the Company at its address at 450 Lexington Avenue, Suite 3300, New York, New York 10017, or by calling the Company at (212) 916-8400 or toll-free at (800) 436-8401. The SAI is dated the same date as this Prospectus and is incorporated by reference in its entirety. The table of contents of the Statement of Additional Information appears on page 36 of this Prospectus.

                             ----------------------

                                                 TABLE OF CONTENTS



                                                  PAGE                                                        PAGE
Prospectus Summary...............................   4       Description of Capital Stock and
Tax Attributes of Preferred Stock Dividends......  11            Other Securities............................  30
Financial Highlights.............................  15       Taxation.........................................  31
The Company......................................  17       Certain Provisions of the Restated Certificate of
Use of Proceeds..................................  17             Incorporation and By-Laws; Anti-Takeover
Capitalization...................................  17             Provisions.................................  33
Portfolio........................................  18       Custodian, Transfer Agent, Registrar and
Investment Objectives and Policies...............  19             Dividend-Paying Agent......................  33
Management.......................................  21       Underwriting.....................................  34
Risk Factors.....................................  21       Validity of Cumulative Preferred Stock...........  35
Description of Cumulative Preferred Stock........  22       Experts..........................................  35
Description of Rating Agency Guidelines..........  27       Additional Information...........................  35
                                                            Table of Contents of Statement of Additional
                                                                  Information................................  36
                                                            Glossary.........................................  36










      IN CONNECTION WITH THIS OFFERING, THE UNDERWRITERS MAY EFFECT TRANSACTIONS WHICH STABILIZE, MAINTAIN OR OTHERWISE AFFECT THE MARKET PRICE OF THE CUMULATIVE PREFERRED STOCK OF THE COMPANY AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET, INCLUDING THE ENTRY OF STABILIZING BIDS, SYNDICATE COVERING TRANSACTIONS OR THE IMPOSITION OF PENALTY BIDS. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "UNDERWRITING."

                               PROSPECTUS SUMMARY

      The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information included elsewhere in this Prospectus and the Statement of Additional Information. Capitalized terms not defined in this Prospectus are defined in the Glossary that appears at the end of this Prospectus.

The Company.............  General American Investors  Company,  Inc., a Delaware
                             corporation (the "Company"), has been engaged in business as a closed-end diversified management investment company since October 15, 1928. The Company succeeded to a similar business established in 1927. The Company's outstanding common stock, par value $1.00 per share (the "Common Stock"), is listed and traded on the New York Stock Exchange, Inc. ("NYSE") under the symbol "GAM."

Investment
Objectives
and Policies............  The  principal  investment  objective  of  the Company is to obtain long-term capital appreciation. Lesser emphasis is placed on current income. No assurance can be given, however, that the Company's investment objectives will be achieved. See "Investment Objectives and Policies."

Portfolio...............  As of March 31,  1998,  the net assets of the  Company
                             were   $776,990,594  of  which   $394,832,119   was
                             unrealized appreciation on investments. See "Portfolio."

Management..............  The Board of  Directors  of the  Company  has  overall management responsibility for the Company. The Company's portfolio is managed by Spencer Davidson, President and Chief Executive Officer of the Company. See "Management--Portfolio Management" herein and "Management of the Company" in the Statement of Additional Information.

The Offering............  The Company is offering up to 6,000,000 shares of ___%
                             Cumulative Preferred Stock, par value $1.00 per share, liquidation preference $25 per share (the "Cumulative Preferred Stock"), at a purchase price of $__ per share.

Dividends...............  Dividends  on the  Cumulative  Preferred  Stock at the
                             annual rate of ___% of the liquidation preference of $25 per share, when, as and if declared by the Board of Directors, will be cumulative from ________, 1998 and will be payable, out of the Company's legally available funds therefor, quarterly on ________, _______, ________ and
                             ________ in each year, commencing on ___________, 1998 to the holders of record on the preceding _______, ______, _______ and _______, respectively.
                             See "Description of Cumulative Preferred Stock--Dividends."

Potential Tax
Benefit to Certain
Investors...............  Dividends paid on the Cumulative  Preferred  Stock are expected to consist of varying proportions of net long-term capital gains (consisting of gains attributable to the sale of assets held longer than 18 months, which are taxable to individuals at a maximum

                             Federal tax rate of 20% ("20% Rate Gain") and gains attributable to the sale of assets held longer than 12 months but less than 18 months, which are taxable to individuals at a maximum Federal tax rate of 28% ("28% Rate Gain")), ordinary income and, in unusual circumstances, return of capital. For individual taxpayers in the 15% marginal Federal income tax bracket, the Federal tax rate on 20% Rate Gain is 10% and on 28% Gain is 15%. See "Tax Attributes of Preferred Stock Dividends" and "Taxation."

                          Under the distribution  policy adopted by the Company,
                             all dividends received by the holders of the Cumulative Preferred Stock within a given calendar year will have the same proportions of 20% Rate Gain, 28% Rate Gain, ordinary income and return of capital. The amount and composition of dividends paid to stockholders in a given calendar year will be reported to each stockholder after the calendar year on Form 1099-DIV.

                          The Company intends to allocate net long-term  capital
                             gain and other types of income recognized by the Company in a given taxable year proportionately among holders of shares of Common Stock and shares of Cumulative Preferred Stock, in accordance with the current position of the Internal Revenue Service (the "IRS"). Dividends to be paid by the Company on the Cumulative Preferred Stock are expected to consist of varying proportions of 20% Rate Gain, 28% Rate Gain, ordinary income and, in unusual circumstances, return of capital. Distri-butions from net investment income and short-term capital gains are generally taxable to individuals as ordinary income. During the past one, three and five fiscal years ended December 31, long-term capital gains (i.e., capital gains from the sale of assets held longer than 12 months) comprised 93%, 93% and 95%, respectively, of distributions paid by the Company on its Common Stock. It is currently expected that dividends paid on the Cumulative Preferred Stock will also consist primarily of long-term capital gains. Accordingly, investors in the Cumulative Preferred Stock who are individuals may realize a tax benefit to the extent that dividends paid by the Company on those shares are comprised of the less highly taxed long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of long-term capital gains. To the extent that dividends on the Cumulative Preferred Stock are not paid from such capital gains, they generally will be paid from net investment income and short-term capital gains and will be taxable as ordinary income. See "Tax Attributes of Preferred Stock Dividends."

Rating..................  It is a condition to its issuance that the  Cumulative
                             Preferred Stock be issued with a rating of "aaa" from Moody's Investors Service, Inc. ("Moody's"), the highest investment grade rating issued for preferred stock by Moody's. The Certificate of

                             Designations, Preferences and Rights creating and fixing the rights and preferences of the Cumulative Preferred Stock (the "Certificate of Designations") contains certain provisions which reflect guidelines established by Moody's (the "Rating Agency Guidelines") in order to obtain such rating on the Cumulative Preferred Stock on ______, 1998 (the "Date of Original Issue"). See "Description of Rating Agency Guidelines--Rating Agency Guidelines." Although it is the Company's present intention to comply with the Rating Agency Guidelines, such that the Cumulative Preferred Stock will continue to be rated "aaa" by Moody's, the Board of Directors of the Company may determine that it is not in the best interests of the Company to continue to comply with the Rating Agency Guidelines. If the Company voluntarily terminates compliance with the Rating Agency Guidelines, the dividend rate payable on the Cumulative Preferred Stock will be increased by .375% per annum. See "Description of Rating Agency Guidelines-- Termination of Rating Agency Guidelines."

Asset Coverage..........   The  Company   will  be  required  to  maintain   two
                             different asset maintenance requirements: the asset coverage required by the Investment Company Act of 1940, as amended (the "1940 Act"), and the discounted asset coverage required by Moody's. Each asset maintenance requirement is summarized below.

                          The Company will be  required to  maintain,  as of the
                             last Business Day of March, June, September and December of each year, asset coverage of at least 200% with respect to the Cumulative Preferred Stock, which is the asset coverage required by
                             Section 18 of the 1940 Act. If the Company had issued and sold the shares of Cumulative Preferred Stock offered hereby as of March 31, 1998, the asset coverage would have been 614%. See "Description of Rating Agency Guidelines--Asset Maintenance."

                          Also, the  Company  will be  required  to  maintain  a
                             Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount. The discount factors and guidelines for determining the Portfolio Calculation have been established by Moody's in connection with the Company's receipt of a rating on the Cumulative Preferred Stock on their Date of Original Issue of "aaa" from Moody's. See "Description of Rating Agency Guidelines--Rating Agency Guidelines."

Voting Rights...........  At all  times,   holders   of  shares  of   Cumulative
                             Preferred Stock and any other Preferred Stock will elect two members of the Company's Board of Directors, and holders of shares of Cumulative Preferred Stock, any other Preferred Stock and Common Stock, voting as a single class, will elect the remaining directors. However, upon a failure by the Company to pay dividends on the Cumulative Preferred Stock in an amount equal to two full years' dividends, holders of shares of Cumulative

                             Preferred Stock, voting as a separate class with any other outstanding shares of Preferred Stock of the Company, will have the right to elect the smallest number of directors that would constitute a majority of the directors until cumulative dividends have been paid or provided for. Holders of shares of Cumulative Preferred Stock and any other Preferred Stock will vote separately as a class on certain other matters, as required under the Company's Certificate of Designations, the 1940 Act and Delaware law. Except as otherwise indicated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and any other Preferred Stock as a single class. See "Description of Cumulative Preferred Stock--Voting Rights."

Mandatory
Redemption..............  The Company will be required to redeem the  Cumulative
                             Preferred Stock in the situations discussed below.

                          The Cumulative Preferred Stock is subject to mandatory
                             redemption in whole or in part by the Company in the event that the Company fails (i) to maintain the quarterly asset coverage or (ii) to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount required by Moody's and, in each case, does not cure such failure by the applicable Cure Date (as defined herein), subject to the Company's determination to terminate compliance with the Rating Agency Guidelines. Any such redemption will be made for cash at a price equal to $25 per share plus accumulated and unpaid dividends (whether or not earned or declared) to the redemption date (the "Redemption Price").

                          In the event that shares are redeemed due to a failure
                             to maintain the quarterly asset coverage, the Company may redeem a sufficient number of shares of Cumulative Preferred Stock in order that the Asset Coverage, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption is up to 225%.

                          In the event that shares are redeemed due to a failure
                             to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount, the Company may redeem a sufficient number of shares of Cumulative Preferred Stock in order that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock by up to 10%.

                          The Cumulative Preferred  Stock  is  also  subject  to
                             mandatory redemption in whole if the Company's Board of Directors and holders of Common Stock authorize certain transactions. See "Description of Cumulative Preferred Stock--Redemption--

                             Mandatory Redemption" and "Description of Rating Agency Guidelines--Redemption."

Optional
Redemption..............  Commencing ____, 2003 and  thereafter,  the Company at its option may redeem the Cumulative Preferred Stock, in whole or in part, for cash at a price equal to the Redemption Price. Prior to ____, 2003 the Cumulative Preferred Stock will be redeemable at the option of the Company at the Redemption Price only to the extent necessary for the Company to continue to qualify for tax purposes as a regulated investment company. See "Description of Cumulative Preferred Stock--Redemption--Optional
                             Redemption."

Liquidation
Preference..............  The liquidation preference of each share of Cumulative
                             Preferred Stock is $25 plus an amount equal to accumulated and unpaid dividends (whether or not earned or declared) to the date of distribution. See "Description of Cumulative Preferred Stock--Liquidation Rights."

Use of Proceeds.........  The Company will  use  the  net   proceeds   from  the
                             offering of the Cumulative Preferred Stock to purchase additional portfolio securities in accordance with its investment objectives and policies. See "Use of Proceeds."

Listing.................  Prior to this  offering,  there  has  been  no  public market for the Cumulative Preferred Stock. The Company has filed an application to list the shares of Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock may not be listed on such securities exchange. During such period, it is expected that the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period. See "Underwriting."

Risk Factors............  The market price for the  Cumulative  Preferred  Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors, and may be influenced by the portion of the Company's assets consisting of unrealized appreciation, the relative percentage of dividends on the Cumulative Preferred Stock consisting of net investment income and net realized long-term capital gains and other factors.

                          As indicated above, the Cumulative  Preferred Stock is
                             subject to redemption under specified circumstances. Subject to such circumstances, the Cumulative Preferred Stock is perpetual. To the extent that the Company experiences a substantial decline in the value of its net assets, it may be required to redeem Cumulative Preferred Stock to restore compliance with the applicable asset coverage requirements.

                          The credit rating on the  Cumulative  Preferred  Stock
                             could be reduced or withdrawn while an investor holds shares either as a result of the Company's termination of compliance with the Rating Agency Guidelines or otherwise, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating may have an adverse effect on the market value of the Cumulative Preferred Stock.

                          The Cumulative  Preferred   Stock   is   not  a   debt
                             obligation of the Company. The Cumulative Preferred Stock will be junior in respect of dividends and liquidation preferences to any indebtedness incurred by the Company.

                          Although not anticipated,  precipitous declines in the
                             value of the Company's assets could result in the Company having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price. See "Risk Factors--Preferred Stock."

                          The Company  may   invest   its   assets  in   foreign
                             securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Company to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. See "Risk Factors--Foreign Securities."

                          The Company is  dependent  upon the  expertise  of Mr.
                             Spencer Davidson in providing portfolio management services with respect to the Company's investments. If the Company were to lose the services of Mr. Davidson, its investment decisions could be adversely affected to the extent the Company could not appoint a successor in a timely manner. There can be no assurance that a suitable replacement could be found for Mr. Davidson in a timely manner in the event of his death, resignation, retirement or inability to act on behalf of the Company. See "Risk Factors--Dependence on Key Personnel."

Federal Income Tax
   Considerations.......  The Company  has qualified,   and  intends  to  remain
                             qualified, for Federal income tax purposes, as a regulated investment company ("RIC"). Qualification requires, among other things, compliance by the Company with certain distribution requirements. Limitations on distributions, which could be imposed in the event the Company fails to satisfy the Asset Coverage requirements under the 1940 Act on the Cumulative Preferred Stock, could jeopardize the Company's ability to meet the distribution requirements. The Company presently intends, however, to the extent possible, to purchase or redeem Cumulative Preferred Stock, if necessary, in order to maintain compliance with such asset coverage requirements. See "Taxation" for a more complete discussion of these and other Federal income tax considerations.

Anti-takeover
Provisions..............  Certain   provisions   of   the   Company's   Restated
                             Certificate of Incorporation (the "Restated Certificate of Incorporation") and By-Laws may be regarded as "anti-takeover" provisions. Pursuant to these provisions, the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Company is necessary to authorize the conversion of the Company from a closed-end to an open-end investment company and to authorize a merger or consolidation of the Company with an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a proposal to convert the Company's status to an open-end investment company. In addition, the affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Company is necessary to authorize the sale of all or substantially all of the assets of the Company. See "Certain Provisions of the Restated Certificate of Incor-poration and ByLaws; Anti-Takeover Provisions."

Custodian, Transfer
Agent, Registrar
and Dividend-Paying
Agent...................  Bankers  Trust   Company   serves  as  the   Company's
                             custodian. ChaseMellon Shareholder Services, L.L.C. serves as the Company's stock transfer agent, registrar and dividend-paying agent. See "Custodian, Transfer Agent, Registrar and Dividend-Paying Agent."

                   TAX ATTRIBUTES OF PREFERRED STOCK DIVIDENDS

         Dividends paid on the Cumulative Preferred Stock are expected to consist of varying proportions of net long-term capital gains (consisting of 20% Rate Gain (as defined) derived from the sale of assets held longer than 18 months and 28% Rate Gain (as defined) derived from the sale of assets held longer than one year but less than 18 months), ordinary income and, in unusual circumstances, return of capital.

         The Company intends to distribute to its stockholders substantially all of its investment company taxable income. The Company is a regulated investment company ("RIC"), and a RIC's distributions generally retain their character as capital gains or ordinary income when received by its preferred and common stockholders. However, distributions from short-term capital gains are taxable as ordinary income. Thus, the stated __% dividends payable by the Company to holders of the Cumulative Preferred Stock may, for Federal income tax purposes, consist of capital gains earned on the sale of assets with various holding periods, ordinary income and/or returns of capital.

         Dividends paid out of net capital gain on assets held longer than 18 months by the Company ("20% Rate Gain") generally are currently taxable to individuals at a maximum Federal tax rate of 20%. Dividends paid out of net capital gain on assets held longer than 12 months but not longer than 18 months by the Company ("28% Rate Gain") generally are currently taxable to individuals at a maximum Federal tax rate of 28%. Dividends paid out of net investment income and net short-term capital gains of the Company ("Ordinary Income") generally are taxable to individuals at a maximum Federal tax rate of 39.6%.

         Although the Company is not managed utilizing a tax-focused investment strategy and does not seek to achieve any particular distribution composition, individual investors in the Cumulative Preferred Stock would, under current Federal income tax law, realize a tax advantage to the extent that distributions by the Company to its stockholders are composed of the less highly taxed 20% Rate Gain and 28% Rate Gain. In contrast, preferred stock dividends distributed by corporations that are not RICs are generally taxed at ordinary income rates.

         Dividends paid by the Company on the Cumulative Preferred Stock are expected to consist of 20% Rate Gain, 28% Rate Gain and Ordinary Income. During the past one, three and five fiscal years ended December 31, net long-term capital gains (i.e., capital gains from the sale of assets held longer than 12 months and thus constituting either 20% Rate Gain or 28% Rate Gain) comprised 93%, 93% and 95%, respectively, of distributions paid by the Company on its Common Stock. It is currently expected that dividends paid on the Cumulative Preferred Stock will also consist primarily of net long-term capital gains. No assurance can be given, however, as to what percentage, if any, of the dividends paid on the Cumulative Preferred Stock will consist of 20% Rate Gain or 28% Rate Gain.

         The Federal income tax characteristics of the Company and the taxation of its stockholders are described more fully under "Taxation."

         The following table shows the percentage of yearly common stock dividends comprised of net long-term capital gain attributable to assets held longer than 12 months.

                          TEN YEAR DIVIDEND HISTORY

          [Bar chart demonstrating the percentage of the Company's dividends from 1997-1988 comprised of net long-term capital gains attributable to assets held longer than 12 months]

         The following chart shows the composition of the aggregate earnings of the Company during the 5-year period from 1993 through 1997.

                     5-YEAR AVERAGE-EARNINGS COMPOSITION (1)

         [Pie chart demonstrating the five year average earnings composition: 90.6% of the Company's aggregate earnings consisted of 20% Rate Gain; 5.5% consisted of ordinary income; and 3.9% consisted of 2.8% Rate Gain]










         (1) Recalculated as if the current 20% Rate Gain and 28% Rate Gain categories were in effect during the 5-year period from 1993 through 1997.







ORDINARY INCOME EQUIVALENT YIELD CALCULATION

         The following table shows examples of the pure Ordinary Income equivalent yield that would be generated by the stated dividend rate on the Cumulative Preferred Stock, assuming distributions for Federal income tax purposes consisting of six different proportions of 20% Rate Gain, 28% Rate Gain and Ordinary Income for an individual in the 31% Federal marginal income tax bracket. Both this table and the following table assume the indicated
proportions of 20% Rate Gain and 28% Rate Gain. In reading these tables, prospective investors should understand that a number of actions could affect the actual composition for Federal income tax purposes of the Company's distributions each year. Such factors include (i) the Company's investment performance for any particular year, which may result in varying proportions of 20% Rate Gain, 28% Rate Gain, Ordinary Income and/or return of capital in the year's distributions, and (ii) revocation or revision of the IRS revenue ruling requiring the proportionate allocation of 20% Rate Gain and 28% Rate Gain among holders of various classes of a closed-end RIC's capital stock.

         THESE TABLES ARE FOR ILLUSTRATIVE PURPOSES ONLY AND CANNOT BE TAKEN AS AN INDICATION OF THE ACTUAL COMPOSITION FOR FEDERAL INCOME TAX PURPOSES OF THE COMPANY'S FUTURE DISTRIBUTIONS.

                                                                          A CUMULATIVE PREFERRED
                                                                             DIVIDEND RATE OF
                                                                          ----------------------
      PERCENTAGE OF CUMULATIVE PREFERRED STOCK                   7.0%                7.125%               7.25%
            STATED ANNUAL DIVIDEND COMPRISED OF
  ------------------------------------------------
  LONG-TERM CAPITAL GAINS                 ORDINARY
  -----------------------
  20% RATE            28% RATE             INCOME              IS EQUIVALENT FOR AN INDIVIDUAL IN THE 31% FEDERAL
  --------            --------            --------             INCOME TAX BRACKET TO AN ORDINARY INCOME YIELD OF:
   GAIN                GAIN                                    --------------------------------------------------
   ----                ----
   75.0%               15.0%               10.0%                 7.88%               8.02%                8.16%
   50.0%               25.0%               25.0%                 7.63%               7.77%                7.91%
   33.3%               33.3%               33.3%                 7.48%               7.61%                7.74%
   25.0%               25.0%               50.0%                 7.36%               7.49%                7.62%
   10.0%               15.0%               75.0%                 7.16%               7.29%                7.41%
   --                  --                 100.0%                 7.00%               7.13%                7.25%
                                           -----------------------------

         Assuming that 20% Rate Gain, 28% Rate Gain and Ordinary Income comprise 75%, 15% and 10%, respectively, of a stated Cumulative Preferred Stock dividend, the following table shows the pure Ordinary Income equivalent yields that would be generated at the stated dividend rate for individuals in the indicated tax brackets.

                                               A CUMULATIVE PREFERRED STOCK
                                                     DIVIDEND RATE OF
                                                     ----------------
                                             7.0%           7.125%       7.25%
                                                    IS EQUIVALENT TO AN
           FEDERAL TAX BRACKET(1)                  ORDINARY INCOME YIELD OF
           ----------------------            ----------------------------------
39.6%...............................         8.91%          9.06%        9.22%
36.0%...............................         8.44%          8.59%        8.75%
31.0%...............................         7.88%          8.02%        8.16%
28.0%...............................         7.58%          7.72%        7.85%
15.0%(2)............................         7.31%          7.44%        7.57%


         The tax characteristics of the Company are described more fully under "Taxation." Consult your tax adviser for further details.

         The charts above are for illustrative purposes only and cannot be taken as an indication of the composition of future distributions by the Company.

---------------
(1) Annual taxable income levels corresponding to the 1998 Federal marginal tax brackets are as follows:

1998 FEDERAL INCOME
      TAX BRACKET             SINGLE                          JOINT
----------------------        ------                          -----

39.6%                       over $278,450                    over $278,450
36.0%                    $128,101 - $278,450             $155,951 - $278,450
31.0%                     $61,401 - $128,100             $102,301 - $155,950
28.0%                     $25,351 - $61,400               $42,351 - $102,300
15.0%                 up to and including $25,350    up to and including $42,350


      An investor's Federal marginal income tax rates may exceed the rates shown in the above tables due to the reduction, or possible elimination, of the personal exemption for high-income taxpayers and an overall limit on itemized deductions. Income may also be subject to certain state, local and foreign taxes. For investors who pay alternative minimum tax, equivalent yields may be lower than those shown above. The tax rates shown above do not apply to corporate taxpayers.

(2) Reflects the fact that individuals in the 15% tax bracket are taxed at a 10% rate on gain attributable to assets held longer than 18 months and at a 15% rate on gain attributable to assets held longer than 12 months but not longer than 18 months.

                              FINANCIAL HIGHLIGHTS

         The selected financial data set forth below is for shares of Common Stock outstanding for the three months ended March 31, 1998 and for each year in the ten-year period ended December 31, 1997. The financial information was derived from and should be read in conjunction with the financial statements of the Company incorporated by reference into this Prospectus and the Statement of Additional Information. The financial information set forth below has been derived from the financial statements and (except for the financial data as of March 31, 1998) has been audited by Ernst & Young LLP, independent auditors, as stated in their unqualified report accompanying such financial statements, which report is incorporated by reference into this Prospectus and the Statement of Additional Information.

                                                        THREE MONTHS
                                                       ENDED MARCH 31,               YEAR ENDED DECEMBER 31,
                                                       ---------------   ---------------------------------------------------------
                                                            1998             1997        1996        1995        1994       1993
                                                       ---------------   -----------  ----------  ----------  ---------   --------
                                                         (UNAUDITED)

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............       $29.15           $25.24       $23.94      $22.31      $24.75      $28.56
                                                        ------           ------       ------      ------      ------      ------

  Net investment income..........................          .10              .21          .22         .08         .05         .03
  Net gain (loss) on securities-realized and
   unrealized....................................         3.49             7.15         3.86        4.54        (.94)       (.80)
                                                          ----             ----         ----        ----        ----        ----

Total from investment operations.................         3.59             7.36         4.08        4.62        (.89)       (.77)
                                                          ----             ----         ----        ----        ----        ----

Less distributions
  Dividends from net investment income(1)........         (.01)            (.26)        (.20)       (.11)       (.05)       (.04)
  Distributions from capital gains...............         (.20)           (3.19)       (2.58)      (2.87)      (1.49)      (2.98)
  In excess of net income........................           --               --           --        (.01)       (.01)       (.02)
                                                                                                    ----        ----        ----

Total distributions..............................         (.21)           (3.45)       (2.78)      (2.99)      (1.55)      (3.04)
                                                          ----            -----        -----       -----       -----       -----


Net asset value, end of period...................       $32.53           $29.15       $25.24      $23.94      $22.31      $24.75
                                                        ======           ======       ======      ======      ======      ======

Per share market value, end of period............       $29.19           $26.19       $21.00      $20.00      $19.00      $22.25
                                                        ======           ======       ======      ======      ======      ======



TOTAL INVESTMENT RETURN:
Stockholder Return based on market price
per share........................................       12.38%(3)         42.58%      19.48%      21.22%       -7.86%     -15.92%

RATIOS AND SUPPLEMENTAL DATA:
Total net assets, end of period (000's omitted)..       $776,991        $702,597    $597,597    $573,693     $519,722    $553,898
Ratio of expenses to average net assets..........       0.23%(3)           0.98%       1.05%       1.25%        1.17%       1.16%
Ratio of net income to average net assets........       0.34%(3)           0.80%       0.88%       0.36%        0.21%       0.14%
Portfolio turnover rate..........................       6.70%(3)          32.45%      33.40%      29.14%       17.69%      19.50%
Average commission rate paid per share(2)........         $.0500          $.0504     $.0500
Shares outstanding, end of period (000's omitted)         23,886          24,105     23,679      23,963       23,292       22,379


                                                                       YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------
                                                       1992            1991          1990         1989         1988
                                                     --------        -------       -------      -------       -------


PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.............     $30.60          $20.60        $21.41      $17.03        $16.70
                                                      ------          ------        ------      ------        ------

  Net investment income..........................         --             .09           .18         .19           .28
  Net gain (loss) on securities-realized and
     unrealized..................................       1.05           12.05           .92        5.92          2.20
                                                        ----           -----           ---        ----          ----

Total from investment operations.................       1.05           12.14          1.10        6.11          2.48
                                                        ----           -----          ----        ----          ----


Less distributions
  Dividends from net investment income(1)........       (.03)           (.10)         (.21)       (.27)         (.25)
  Distributions from capital gains...............      (3.06)          (2.04)        (1.70)      (1.46)        (1.90)
  In excess of net income........................         --              --            --          --            --
                                                      ------          ------        ------      ------        ------


Total distributions..............................      (3.09)          (2.14)        (1.91)      (1.73)        (2.15)
                                                      ------          ------        ------      ------        ------

Net asset value, end of period...................     $28.56          $30.60        $20.60      $21.41        $17.03
                                                      ======          ======        ======      ======        ======

Per share market value, end of period............     $30.00          $29.00        $17.00      $18.13        $13.38
                                                      ======          ======        ======      ======        ======


TOTAL INVESTMENT RETURN:
Stockholder Return based on market price
   per share.....................................      14.78%          85.00%         4.00%      48.60%        20.94%

RATIOS AND SUPPLEMENTAL DATA:

Total net assets, end of period (000's omitted)..       $586,489     $587,213      $382,234     $381,933      $301,791
Ratio of expenses to average net assets..........          1.16%        1.02%         1.07%        1.04%         1.14%
Ratio of net income to average net assets........          0.00%        0.37%         0.84%        0.96%         1.60%
Portfolio turnover rate..........................         14.42%       21.30%        18.77%       26.91%        19.37%
Average commission rate paid per share(2)
Shares outstanding, end of period (000's omitted)         20,534       19,187        18,559       17,843        17,725

------------

(1) Includes short-term capital gains in the amount of $.05 per share for 1997, $.03 per share for 1995 and $.02 per share for 1989.

(2) Beginning with the year ended December 31, 1996, the Company is required to disclose its average commission rate paid per share for purchases and sales of investment securities.

(3)  Not annualized.

                                   THE COMPANY

         General American Investors Company, Inc. (the "Company") is a closed-end diversified management investment company, incorporated under the laws of the State of Delaware on October 15, 1928, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company succeeded to a similar business established in 1927. As of March 31, 1998, the Company had 23,885,978 shares of Common Stock issued and outstanding with an aggregate net asset value of $776,990,594. The Company's principal office is located at 450 Lexington Avenue, Suite 3300, New York, New York 10017, its telephone number is (212) 916-8400 and its toll free telephone number is (800) 436-8401.

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by its management to have better-than-average growth potential. Normally, a substantially fully-invested position in equities is maintained. See "Investment Objectives and Policies."

                                 USE OF PROCEEDS

         The net proceeds to the Company from this offering are estimated to be $144,575,000 (after deducting the underwriting discounts and estimated offering expenses). The Company expects to invest such proceeds in accordance with the Company's investment objectives and policies within six months from the completion of the offering, depending on market conditions for the types of securities in which the Company principally invests. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments. See "Investment Objectives and Policies."

                                 CAPITALIZATION

         The following table sets forth the capitalization of the Company as of March 31, 1998 on an actual basis and as adjusted to give effect to the consummation of the offering.


                                                                                        MARCH 31, 1998
                                                                          ----------------------------------------
                                                                              ACTUAL                AS ADJUSTED(1)
                                                                           -------------        ------------------

LONG-TERM DEBT                                                                  ----                        ----

STOCKHOLDERS' EQUITY:

Preferred Stock, $1 par value:
   Authorized 10,000,000 shares; outstanding 0 shares; as adjusted,
   6,000,000 shares of ___% Cumulative Preferred Stock
   outstanding.........................................................        $---                   $150,000,000
                                                                            ============              ============

Common Stock, $1 par value:
   Authorized 30,000,000 shares; outstanding 23,885,978 shares
   (exclusive of 262,000 shares held in Treasury)......................    $  23,885,978              $ 23,885,978
   Paid-in capital.....................................................      342,306,878               336,881,878
   Undistributed realized gain on securities sold......................       14,085,006                14,085,006
   Undistributed net income............................................        1,880,613                 1,880,613
   Unrealized appreciation on investments..............................      394,832,119               394,832,119
                                                                            ------------              ------------
       Net Assets applicable to Common Stock...........................     $776,990,594              $771,665,594
                                                                            ============              ============

---------------

(1) After deducting the underwriting discounts and estimated offering expenses of $5,425,000.

                                    PORTFOLIO

         The following table sets forth certain information with respect to the Company's investment portfolio as of March 31, 1998.

                                                                            VALUE                  PERCENTAGE
                                                                            ------                 -----------

Common stocks.....................................................      $656,845,123                  84.5%
Corporate discount notes..........................................       111,392,625                  14.3
Convertible corporate note........................................         9,996,875                   1.3
Liabilities in excess of cash and other assets....................        (1,244,029)                 (0.1)
                                                                       --------------               -------
         Total net assets.........................................      $776,990,594                 100.0%
                                                                       =============                 =====

SECTOR WEIGHTINGS IN COMMON STOCK PORTFOLIO:                                VALUE                  PERCENTAGE
                                                                            -----                  ----------
Pharmaceuticals and health care...................................      $123,667,175                  15.9%
Retail trade......................................................       109,543,125                  14.1
Banking...........................................................       100,350,909                  12.9
Insurance.........................................................        93,897,125                  12.1
Consumer products and services....................................        80,759,063                  10.4
Communications and information services...........................        42,930,737                   5.5
Computer software and systems.....................................        35,224,750                   4.5
Oil and natural gas (including services)..........................        24,012,250                   3.1
Environment control (including services)..........................        20,186,813                   2.6
Miscellaneous.....................................................        16,818,813                   2.2
Semiconductors....................................................         9,351,563                   1.2
Special holdings..................................................           102,800                   0.0
                                                                        ------------                 -----
                                                                        $656,845,123                  84.5%
                                                                        ============                  ====


The following table sets forth the Company's ten largest investment holdings as of March 31, 1998.

                                                                                              % TOTAL
                                                  SHARES                 VALUE               NET ASSETS
                                                  ------                 -----               ----------

THE HOME DEPOT, INC.........................      990,000          $  66,948,750                 8.6%
PFIZER INC..................................      365,000             36,385,938                 4.7
WAL-MART STORES, INC........................      670,000             34,044,375                 4.4
AB ASTRA....................................    1,382,500             27,962,450                 3.6
FORD MOTOR COMPANY..........................      420,000             27,221,250                 3.5
FIRST EMPIRE STATE CORPORATION..............       50,000             24,993,750                 3.2
LIFE RE CORPORATION.........................      275,000             20,281,250                 2.6
USA WASTE SERVICES, INC.....................      453,000             20,186,813                 2.6
GENERAL RE CORPORATION......................       90,000             19,856,250                 2.6
CRESTAR FINANCIAL CORP......................      300,000             17,737,500                 2.3
                                                                    -------------               -----
                                                                    $295,618,326                38.0%
                                                                    ============                ====

         The following table sets forth as of March 31, 1998 the unrealized appreciation on investments as a percentage of the Company's net assets.


Cost Basis of Net Assets....................     $ 382,158,475        49.2%
Unrealized Appreciation on Investments......     $ 394,832,119        50.8%
                                                 -------------       -----

Total Net Assets............................     $ 776,990,594       100.0%
                                                 =============       =====


                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by its management to have better-than-average growth potential. Normally, a substantially fully-invested position in equities is maintained. There are market risks inherent in any investment, and no assurance can be given that the investment objectives of the Company will be achieved.

INVESTMENT POLICIES

         The Company's investment policy is flexible, as its Restated Certificate of Incorporation permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type. While common stocks have made up the bulk of investments, assets may be held in cash or invested in all types of securities, that is, in bonds, debentures, notes, preferred and common stocks, rights and warrants, and other securities in whatever amounts or proportions the Company believes are best suited to current and anticipated economic and market conditions. As a diversified management investment company registered under the 1940 Act, the Company may not make any investment which would result in less than 75% of its assets being in cash or cash items, Government securities and securities of other companies, limited in the case of any one issuer to not more than 5% of the Company's total assets and to 10% of the voting securities of such issuer.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES; INVESTMENT RESTRICTIONS

         The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. These investment objectives may not be changed without a vote of the holders of a majority of the Company's outstanding voting securities.

         The policies set forth below are fundamental policies of the Company and may not be changed without the affirmative vote of the holders of a majority of the Company's outstanding voting securities, as indicated above. The Company may not:

         1. Issue any class of senior security, or sell any such security of which it is the issuer, except as permitted by the 1940 Act.

         2. Borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

         3.  Underwrite securities in excess of 20% of its gross assets.

         4. Increase its holdings in a particular industry by additional investment in that industry beyond 50% of the value of the Company's gross assets.

         5.  Purchase or sell real estate.

         6. Purchase or sell commodities or commodity contracts in excess of 20% of its gross assets.

         7. Make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities, issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

         8. Invest in companies for the purpose of exercising control of management, unless it becomes necessary to do so to conserve any investment.

         If a percentage restriction is met at the time of investment, a later increase or decrease in percentage resulting from a change in the value of portfolio securities or amount of total assets will not be considered a violation of any of the above restrictions.

         Within the limits of these fundamental policies the Company has reserved freedom of action. While the Company's fundamental policy permits the Company to invest up to 50% of the gross value of its assets in a particular industry, it is the operating policy of the Company to invest not more than 25% of its assets in any one particular industry.

FOREIGN SECURITIES

         The Company may invest its assets in foreign securities, which may include securities issued by companies in developing countries. As of March 31, 1998, 9% of the Company's assets were invested in securities of companies domiciled in foreign countries. Of this amount, 4.9% represented direct foreign investment in foreign companies and 4.1% represented investment in foreign companies through American Depositary Receipts.

PORTFOLIO TURNOVER

         The Company buys and sells securities to accomplish its investment objective. The investment policies of the Company and fluctuating market conditions are instrumental in determining the frequency of changes in investments. Consequently, it is not possible to predict the portfolio turnover of the Company with certainty. During the three months ended March 31, 1998 and the years ended December 31, 1997 and 1996, the portfolio turnover of the Company was 6.70% (not annualized), 32.45% and 33.40%, respectively.

         Portfolio turnover generally involves some expense to the Company, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the long-term securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less).

                                   MANAGEMENT

         Under the Company's Restated Certificate of Incorporation and Delaware General Corporation Law, the Company's business and affairs are managed by or under the direction of its Board of Directors. The Company's portfolio is internally managed by the officers of the Company, without an investment adviser. Information about the directors and officers of the Company is included in the Statement of Additional Information.

PORTFOLIO MANAGEMENT

         Spencer Davidson, President and Chief Executive Officer of the Company, has been responsible for the management of the Company's portfolio since August 1995. Mr. Davidson joined the Company in 1994 as senior investment counselor. Prior thereto, he was the general partner of a private investment partnership. He has spent his entire business career on "Wall Street" since first joining an investment and banking firm in 1966.

         Mr. Davidson supervises and coordinates the Company's investment operations and provides overall guidance with respect to industry developments and the economic outlook. He is assisted by four individuals who have ongoing responsibility for monitoring and evaluating developments in industries in which they specialize. This internal effort is supplemented by the use of consultants, two of whom are currently on retainer. The essential function of the investment staff is to assess social, economic and technological changes and to evaluate whether such changes give rise to investment opportunities.

EXPENSES

         The Company pays all of its own expenses, including, without limitation, salaries and benefits of its officers and employees; rent for office space; other investment research, administration and office operations costs; non-affiliated directors' fees; transfer agent, registrar and custodian fees; preparation, printing and distribution of its proxy statements, stockholder reports and notices; auditing and legal fees; Federal registration fees; stock exchange listing fees and expenses; Federal, state and local taxes; brokerage commissions; and the cost of issue and sale of its securities.

         The Company has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by the Company and the Company's service providers in response to the Year 2000 issue. There can be no assurance that these steps will be sufficient to avoid any adverse impact.


                                  RISK FACTORS

         Prospective investors should consider carefully the following risk factors in addition to other information set forth in this Prospectus and the Statement of Additional Information prior to making an investment in the Cumulative Preferred Stock.

PREFERRED STOCK

         There are a number of risks associated with an investment in Cumulative Preferred Stock. The market price for the Cumulative Preferred Stock will be influenced by changes in interest rates, the perceived credit quality of the Cumulative Preferred Stock and other factors, and may be influenced by the portion of the Company's assets consisting of unrealized appreciation, the relative percentage of dividends on the Cumulative Preferred Stock consisting of net investment income and net realized long-term capital gains and other factors. The Cumulative Preferred Stock is subject to redemption under specified circumstances and investors may not be able to reinvest the proceeds of any such redemption in an investment providing the same or a better rate of return than that of the Cumulative Preferred Stock. Unless the Company is required to redeem the Cumulative Preferred Stock in the circumstances described in "Description of Preferred Stock--Redemption--Mandatory Redemption" and "Description of Rating Agency Guidelines -- Redemption" or elects to do so voluntarily, the Cumulative Preferred Stock is perpetual. The credit rating on the Cumulative Preferred Stock could be reduced or withdrawn while an investor holds shares, and the credit rating does not eliminate or mitigate the risks of investing in the Cumulative Preferred Stock. A reduction or withdrawal of the credit rating would likely have an adverse effect on the market value of the Cumulative Preferred Stock. The Cumulative Preferred Stock is not a debt obligation of the Company. The Cumulative Preferred Stock would be junior in respect of dividends and liquidation preference to any indebtedness incurred by the Company. Although not anticipated, precipitous declines in the value of the Company's assets could result in the Company having insufficient assets to redeem all of the Cumulative Preferred Stock for the full Redemption Price.

FOREIGN SECURITIES

         The Company may invest its assets in foreign securities. Investing in securities of foreign companies and foreign governments, which generally are denominated in foreign currencies, may involve certain risk and opportunity considerations not typically associated with investing in domestic companies and could cause the Company to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies. In addition, less information may be available about foreign companies and foreign governments than about domestic companies and foreign companies and foreign governments generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign companies may involve greater market risk than securities of U.S. companies. Investing in foreign securities may result in higher expenses than investing in domestic securities because of the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Investment in foreign securities may also be subject to local economic risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments, and the potential for expropriation, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

DEPENDENCE ON KEY PERSONNEL

         The Company is dependent upon the expertise of Mr. Spencer Davidson in providing portfolio management services with respect to the Company's investments. If the Company were to lose the services of Mr. Davidson, its investment decisions could be adversely affected to the extent the Company could not appoint a successor in a timely manner. There can be no assurance that a suitable replacement could be found for Mr. Davidson in a timely manner in the event of his death, resignation, retirement or inability to act on behalf of the Company.


                    DESCRIPTION OF CUMULATIVE PREFERRED STOCK

         The following is a brief description of the terms of the Cumulative Preferred Stock. This description does not purport to be complete and is qualified by reference to the Certificate of Designations, the form of which is filed as an exhibit to this Registration Statement. Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

GENERAL

         On March 11, 1998, the shareholders of the Company approved an amendment to the Company's Restated Certificate of Incorporation to increase the Company's total authorized capitalization to 40,000,000 shares, consisting of 30,000,000 shares of Common Stock and 10,000,000 shares of Preferred Stock. In addition, such amendment granted the Board of Directors the authority to establish by resolution or resolutions, the designations and the powers, preferences and rights of the shares of each series of Preferred Stock, if applicable, and the qualifications, limitations or restrictions of such shares of Preferred Stock. As of the date of this Prospectus, there are no shares of Cumulative Preferred Stock or any other Preferred Stock of the Company outstanding.

         Under the Certificate of Designations, the Company will be authorized to issue up to 6,000,000 shares of Cumulative Preferred Stock. No fractional shares of Cumulative Preferred Stock will be issued. The Board of Directors reserves the right to issue additional shares of Cumulative Preferred Stock, from time to time, subject to the restrictions set forth in the Certificate of Designations. The shares of Cumulative Preferred Stock will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. Any shares of Cumulative Preferred Stock repurchased or redeemed by the Company will be cancelled and will revert to authorized but unissued Preferred Stock undesignated as to series. The Board of Directors may by resolution classify or reclassify any authorized but unissued Preferred Stock from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations or terms of redemption. The Company will not issue any class of stock senior to the shares of Cumulative Preferred Stock.

         Payments to the holders of Cumulative Preferred Stock of dividends or upon redemption or in liquidation will be subject to the prior payments of interest and repayment of principal then due on any other indebtedness of the Company.

DIVIDENDS

         Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors of the Company out of funds legally available therefor, cumulative cash dividends at the annual rate of __% per share of the liquidation preference of $25 per share and no more, payable quarterly on ____________, ___________, ___________ and
___________ in each year (or, if such date is not a Business Day, on the next succeeding Business Day) (each, a "Dividend Payment Date"), commencing on __________, to the persons in whose names the shares of Cumulative Preferred Stock are registered at the close of business on the preceding ____________, ___________, ___________ and ___________ respectively. Dividends on the shares of Cumulative Preferred Stock will accumulate from the date of issuance thereof (the "Date of Original Issue").

         No dividends will be declared or paid or set apart for payment on shares of Cumulative Preferred Stock for any dividend period or part thereof unless full cumulative dividends have been or contemporaneously are declared and paid on all outstanding shares of Cumulative Preferred Stock through the most recent Dividend Payment Dates thereof. If full cumulative dividends are not declared and paid (or a sum sufficient is set apart) on the Cumulative Preferred Stock, all dividends declared on the shares of Cumulative Preferred Stock will be paid pro rata to the holders of the outstanding shares. Holders of shares of Cumulative Preferred Stock will not be entitled to any dividends, whether payable in cash, property or stock, in excess of full cumulative dividends. No interest, or sum of money in lieu of interest, will be payable in respect of any dividend payment that may be in arrears.

         For  so  long  as  any  shares  of  Cumulative   Preferred   Stock  are
outstanding, the Company will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Common Stock or other stock, if any, ranking junior to the Cumulative Preferred Stock as to dividends or upon liquidation) in respect of the Common Stock or any other stock of the Company ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of its Common Stock or any other junior stock (except by conversion into or exchange for stock of the Company ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends and upon liquidation), unless, in each case, (i) immediately after such transaction, the Company will have a Portfolio Calculation for Moody's at least equal to the Basic Maintenance Amount and the Company will maintain the Asset Coverage (see "Description of Rating Agency Guidelines--Asset Maintenance" and "--Redemption"), (ii) full cumulative dividends on shares of Cumulative Preferred Stock due on or prior to the date of the transactions have been declared and paid (or sufficient Deposit Securities to cover such payment have been deposited with the Dividend-Paying Agent) and
(iii) the Company has redeemed the full number of shares of Cumulative Preferred Stock required to be redeemed by any provision for mandatory redemption contained in the Certificate of Designations.

REDEMPTION

         Mandatory Redemption. The Company will be required to redeem the Cumulative Preferred Stock in whole or in part in the event that the Company fails to maintain a quarterly asset coverage of at least 200% or to maintain the discounted asset coverage required by Moody's, subject to the Company's determination to terminate compliance with the Rating Agency Guidelines discussed under "Description of Rating Agency Guidelines." See "Description of Rating Agency Guidelines--Redemption."

         The Cumulative Preferred Stock is also subject to mandatory redemption in whole by the Company at the Redemption Price if the Company's Board of Directors and holders of Common Stock authorize (a) the dissolution of the Company; (b) any plan of reorganization (as that term is defined in the 1940
Act) adversely affecting the Cumulative Preferred Stock or (c) any action to change the nature of the Company business so as to cease to be an investment company as provided in Section 13(a)(4) of the 1940 Act.

         Optional Redemption. Prior to _________, 2003, the Company may, at its option, redeem shares of Cumulative Preferred Stock at the Redemption Price per share only to the extent that any such redemption is necessary, in the judgment of the Company, to maintain the Company's status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Commencing _______, 2003, and at any time and from time to time thereafter, the Company may, at its option, redeem shares of Cumulative Preferred Stock in whole or in part at the Redemption Price. Such redemptions are subject to the limitations of the 1940 Act, Delaware law and any other agreement relating to indebtedness of the Company.

         Redemption Procedures. A Notice of Redemption will be given to the holders of record of Cumulative Preferred Stock selected for redemption not less than 30 or more than 60 days prior to the date fixed for the redemption. Each Notice of Redemption will state (i) the redemption date, (ii) the number of shares of Cumulative Preferred Stock to be redeemed, (iii) the CUSIP number(s) of such shares, (iv) the Redemption Price, (v) the place or places where such shares are to be redeemed, (vi) that dividends on the shares to be redeemed will cease to accrue on such redemption date, and (vii) the provision of the Certificate of Designations under which the redemption is being made. No defect in the Notice of Redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

LIQUIDATION RIGHTS

         Upon a liquidation, dissolution or winding up of the affairs of the Company (whether voluntary or involuntary), holders of shares of Cumulative Preferred Stock then outstanding will be entitled to receive out of the assets of the Company available for distribution to stockholders, after satisfying claims of creditors but before any distribution or payment of assets is made to holders of the Common Stock or any other class of stock of the Company ranking junior to the Cumulative Preferred Stock as to liquidation payments, a liquidation distribution in the amount of $25 per share plus an amount equal to all unpaid dividends accumulated thereon up to and including the date fixed for such distribution or payment (whether or not earned or declared by the Company, but excluding interest thereon) (the "Liquidation Preference"), and such holders will be entitled to no further right or claim to any of the remaining assets of the Company. If, upon any liquidation, dissolution or winding up of the affairs of the Company, whether voluntary or involuntary, the assets of the Company available for distribution among the holders of all outstanding shares of Cumulative Preferred Stock and any other outstanding Preferred Stock of the Company ranking on a parity with the Cumulative Preferred Stock as to payment upon liquidation, will be insufficient to permit the payment in full to such holders of Cumulative Preferred Stock of the Liquidation Preference and the amounts due upon liquidation with respect to such other Preferred Stock, then such available assets will be distributed among the holders of Cumulative Preferred Stock and such other Preferred Stock ratably in proportion to the respective preferential amounts to which they are entitled. Unless and until the Liquidation Preference has been paid in full to the holders of Cumulative Preferred Stock, no dividends or distributions will be made to holders of the Common Stock or any other stock of the Company ranking junior to the Cumulative Preferred Stock as to liquidation.

VOTING RIGHTS

         Except as otherwise stated in this Prospectus and as otherwise required by applicable law, holders of shares of Cumulative Preferred Stock will be entitled to one vote per share on each matter submitted to a vote of stockholders and will vote together with holders of shares of Common Stock and of any other Preferred Stock of the Company then outstanding as a single class.

         In connection with the election of the Company's directors, holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled at all times to elect two of the Company's directors, and the remaining directors will be elected by holders of shares of Common Stock and holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class. In addition, if at any time dividends on outstanding shares of Cumulative Preferred Stock and/or any other Preferred Stock are unpaid in an amount equal to at least two full years' dividends thereon or if at any time holders of any shares of Preferred Stock are entitled, together with the holders of shares of Cumulative Preferred Stock, to elect a majority of the directors of the Company under the 1940 Act, then the number of directors constituting the Board of Directors automatically will be increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above, would constitute a majority of the Board of Directors as so increased by such smallest number. Such additional directors will be elected at a special meeting of stockholders which will be called and held as soon as practicable, and at all subsequent meetings at which directors are to be elected, the holders of shares of Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be entitled to elect the smallest number of additional directors that, together with the two directors which such holders in any event will be entitled to elect, constitutes a majority of the total number of directors of the Company as so increased. The terms of office of the persons who are directors at the time of that election will continue. If the Company thereafter pays, or declares and sets apart for payment in full, all dividends payable on all outstanding shares of Cumulative Preferred Stock and any other Preferred Stock for all past dividend periods, the additional voting rights of the holders of shares of Cumulative Preferred Stock and any other Preferred Stock as described above will cease, and the terms of office of all of the additional directors elected by the holders of shares of Cumulative Preferred Stock and any other Preferred Stock (but not of the directors with respect to whose election the holders of shares of Common Stock were entitled to vote or the two directors the holders of shares of Cumulative Preferred Stock and any other Preferred Stock have the right to elect in any event) will terminate immediately and automatically.

         So long as the shares of Cumulative Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the shares of Cumulative Preferred Stock outstanding at the time, voting separately as one class, amend, alter or repeal the provisions of the Restated Certificate of Incorporation, whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights set forth in the Restated Certificate of Incorporation of holders of the shares of Cumulative Preferred Stock. The Board of Directors, however, without stockholder approval, may amend, alter or repeal the Rating Agency Guidelines in the event the Company receives confirmation from Moody's that any such amendment, alteration or repeal would not impair the rating then assigned to the Cumulative Preferred Stock. Furthermore, under certain circumstances, without the vote of stockholders, the Board of Directors of the Company may determine that it is not in the best interests of the Company to continue to comply with the Rating Agency Guidelines. See "Description of Rating Agency Guidelines--Termination of Rating Agency Guidelines." The affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the Cumulative Preferred Stock and any other Preferred Stock, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, any action to change the subclassification from a closed-end investment company to an open-end investment company and changes in the Company's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Objectives and Policies," each to the extent shareholder authorization is required. The class vote of holders of shares of the Cumulative Preferred Stock and any other Preferred Stock described above will be in addition to a separate vote of the requisite percentage of shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock, voting together as a single class, necessary to authorize the action in question.

         The foregoing voting provisions will not apply to any shares of Cumulative Preferred Stock if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been (i) redeemed or (ii) called for redemption and sufficient Deposit Securities provided to the Dividend-Paying Agent to effect such redemption.

LIMITATION ON INCURRENCE OF INDEBTEDNESS AND ISSUANCE OF ADDITIONAL PREFERRED STOCK

         So long as any shares of Cumulative Preferred Stock are outstanding, the Company may issue and sell one or more series of a class of senior securities of the Company representing indebtedness under the 1940 Act and/or otherwise create or incur indebtedness, provided that the Company will, immediately after giving effect to the incurrence of such indebtedness and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company representing indebtedness, as defined in the 1940 Act, of at least 300% of the amount of all indebtedness of the Company then outstanding and no such additional indebtedness will have any preference or priority over any other indebtedness of the Company upon the distribution of the assets of the Company or in respect of the payment of interest. Any possible liability resulting from lending and/or borrowing portfolio securities, entering into reverse repurchase agreements, entering into futures contracts and writing options, to the extent such transactions are made in accordance with the investment restrictions of the Company then in effect, will not be considered to be indebtedness limited by the Certificate of Designations.

         So long as any shares of Cumulative Preferred Stock are outstanding, the Company may issue and sell shares of one or more other series of Preferred Stock constituting a series of a class of senior securities of the Company representing stock under the 1940 Act in addition to the shares of Cumulative Preferred Stock, provided that (i) if the Company is using the proceeds (net of all offering expenses payable by the Company) of such additional Preferred Stock to purchase all or a portion of the shares of Cumulative Preferred Stock or to redeem or otherwise refinance all or a portion of the shares of Cumulative Preferred Stock, any other Preferred Stock and/or any indebtedness of the Company then outstanding, then the Company will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Company then outstanding, or (ii) if the Company is using the proceeds (net of all offering expenses payable by the Company) of such additional Preferred Stock for any other purpose, then the Company will, immediately after giving effect to the issuance of such additional Preferred Stock and to its receipt and application of the proceeds thereof, have an "asset coverage" for all senior securities of the Company which are stock, as defined in the 1940 Act, of at least 200% of the shares of Cumulative Preferred Stock and all other Preferred Stock of the Company then outstanding, and, in the case of either (i) or (ii) above, (iii) no such additional Preferred Stock will have any preference or priority over any other Preferred Stock of the Company upon the distribution of the assets of the Company or in respect of the payment of dividends.

REPURCHASE OF CUMULATIVE PREFERRED STOCK

         The Company is a closed-end investment company and, as such, holders of Cumulative Preferred Stock do not, and will not, have the right to redeem their shares of the Company. The Company, however, may repurchase shares of the Cumulative Preferred Stock when it is deemed advisable by the Board of Directors in compliance with the requirements of the 1940 Act and the rules and regulations thereunder and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

BOOK-ENTRY

         Shares of Cumulative Preferred Stock will initially be held in the name of Cede & Co. ("Cede") as nominee for The Depository Trust Company ("DTC"). The Company will treat Cede as the holder of record of the Cumulative Preferred Stock for all purposes. In accordance with the procedures of DTC, however, purchasers of Cumulative Preferred Stock will be deemed the beneficial owners of shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Cumulative Preferred Stock may obtain registered certificates by contacting the Transfer Agent (as defined below).


                     DESCRIPTION OF RATING AGENCY GUIDELINES

RATING AGENCY GUIDELINES

         Certain of the capitalized terms used herein are defined in the Glossary that appears at the end of this Prospectus.

         The Cumulative Preferred Stock will be rated by Moody's. Moody's has established guidelines in connection with the Company's receipt of a rating for the Cumulative Preferred Stock on their Date of Original Issue of "aaa" by Moody's. Moody's, a nationally recognized securities rating organization, issues ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines have been developed by Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and various preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but are being adopted by the Company in order to satisfy current requirements necessary for Moody's to issue the above-described rating for the Cumulative Preferred Stock, which rating is generally relied upon by investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and discounted asset coverage that supplements (and in some cases is more restrictive than) the applicable requirements of Section 18 of the 1940 Act. Moody's guidelines are included in the Certificate of Designations and are referred to in this Prospectus as the "Rating Agency Guidelines."

         The Company intends to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount. If the Company fails to meet such requirement and such failure is not cured, the Company will be required to redeem some or all of the Cumulative Preferred Stock. See "-- Redemption." The Rating Agency Guidelines also exclude from Moody's Eligible Assets and, therefore, from the Portfolio Calculation, certain types of securities in which the Company may invest and also limit the Company's acquisition of futures contracts or options on futures contracts, limit reverse repurchase agreements, limit the writing of options on portfolio securities and limit the lending of portfolio securities to 5% of the Company's total assets. The Company historically has either not acquired these instruments or has engaged in investment strategies requiring these instruments to only a limited degree. As a result, the Company does not believe that compliance with the Rating Agency Guidelines will have an adverse effect on its portfolio or on the achievement of its investment objectives.

         The Company may, but is not required to, adopt any modifications to the Rating Agency Guidelines that may hereafter be established by Moody's. Failure to adopt such modifications, however, may result in a change in Moody's rating or a withdrawal of a rating altogether. In addition, Moody's may, at any time, change or withdraw such rating. As set forth in the Certificate of Designations, the Board of Directors of the Company may, without stockholder approval, adjust, modify, alter or change the Rating Agency Guidelines if Moody's advises the Company in writing that such adjustment, modification, alteration or change will not adversely affect its then current rating on the Cumulative Preferred Stock. Furthermore, under certain circumstances, the Board of Directors of the Company may determine that it is not in the best interests of the Company to continue to comply with the Rating Agency Guidelines. If the Company terminates compliance with the Rating Agency Guidelines, it is likely that Moody's will change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Company's present intention to continue to comply with the Rating Agency Guidelines.

         As recently described by Moody's, a preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The rating on the Cumulative Preferred Stock is not a recommendation to purchase, hold or sell such shares, inasmuch as the rating does not comment as to market price or suitability for a particular investor. Nor do the Rating Agency Guidelines address the likelihood that a holder of Cumulative Preferred Stock will be able to sell such shares. The rating is based on current information furnished to Moody's by the Company and information obtained from other sources. The rating may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

ASSET MAINTENANCE

         The Company will be required to satisfy two separate asset  maintenance
requirements  under  the  terms  of  the  Certificate  of  Designations.   These
requirements are summarized below.

         Asset Coverage. The Company will be required under the Certificate of Designations to maintain as of the last Business Day of each March, June, September and December of each year, an asset coverage of at least 200% (or such higher percentage as may be required under the 1940 Act) with respect to all outstanding senior securities of the Company which are stock, including the Cumulative Preferred Stock. If the Company fails to maintain the asset coverage on such dates and such failure is not cured within 60 days, the Company will be required under certain circumstances to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption."

         If the shares of Cumulative Preferred Stock offered hereby had been issued and sold as of March 31, 1998, the asset coverage immediately following such issuance and sale (after giving effect to the deduction of the underwriting discounts and estimated offering expenses of $5,425,000) would have been computed as follows:


     Value of Company assets less
     liabilities not constituting
           senior securities                    $921,565,594
---------------------------------------         ------------ = 614%
    Senior securities representing              $150,000,000
             indebtedness
           plus liquidation
           preference of the
         Cumulative Preferred
                 Stock


         Basic  Maintenance  Amount.  The  Company  will be  required  under the
Certificate of Designations to maintain, as of each Valuation Date, portfolio holdings meeting specified guidelines of Moody's, as described under "--Rating Agency Guidelines," having an aggregate discounted value (a "Portfolio Calculation") at least equal to the Basic Maintenance Amount. If the Company fails to meet such requirement as to any Valuation Date and such failure is not cured within 14 days after such Valuation Date, the Company will be required to redeem certain of the shares of Cumulative Preferred Stock. See "--Redemption."

         Any security not in compliance with the Rating Agency Guidelines described under "--Rating Agency Guidelines" will be excluded from the Portfolio Calculation.

         The Moody's Discount Factors and guidelines for determining the market value of the Company's portfolio holdings have been based on criteria established in connection with the rating of the Cumulative Preferred Stock. These factors include, but are not limited to, the sensitivity of the market value of the relevant asset to changes in interest rates, the liquidity and depth of the market for the relevant asset, the credit quality of the relevant asset (for example, the lower the rating of a corporate debt obligation, the higher the related discount factor) and the frequency with which the relevant asset is marked to market. The Moody's Discount Factor relating to any asset of the Company and the Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the discounted value of the Company's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Board of Directors, provided that, among other things, such changes will not impair the rating then assigned to the Cumulative Preferred Stock by Moody's.

         On or before the fifth Business Day after each Quarterly Valuation Date, the Company is required to deliver to Moody's a Basic Maintenance Report. Within ten Business Days after delivery of such report relating to the Quarterly Valuation Date, the Company will deliver letters prepared by the Company's independent auditors regarding the accuracy of the calculations made by the Company in its most recent Basic Maintenance Report. If any such letter prepared by the Company's independent auditors shows that an error was made in the most recent Basic Maintenance Report, the calculation or determination made by the Company's independent auditors will be conclusive and binding on the Company.

REDEMPTION

         The Company will be required to redeem, at a redemption price equal to $25 per share plus accumulated and unpaid dividends through the date of redemption (whether or not earned or declared) (the "Redemption Price"), certain of the shares of Cumulative Preferred Stock (to the extent permitted under the 1940 Act, Delaware law and any other agreement relating to indebtedness of the Company), subject to the Company's determination to terminate compliance with the Rating Agency Guidelines discussed under "--Termination of Rating Agency Guidelines," in the event that:

                (i) the Company fails to maintain the quarterly asset coverage of at least 200% and such failure is not cured on or before 60 days following such failure (a "Cure Date"); or

               (ii) the Company fails to maintain a Portfolio Calculation at least equal to the Basic Maintenance Amount as of any Valuation Date, and such failure is not cured on or before the 14th day after such Valuation Date (also, a "Cure Date").

         The amount of such mandatory redemption will equal the minimum number of outstanding shares of Cumulative Preferred Stock the redemption of which, if such redemption had occurred immediately prior to the opening of business on a Cure Date, would have resulted in the asset coverage having been satisfied or the Company having a Portfolio Calculation equal to or greater than the Basic Maintenance Amount on such Cure Date or, if the asset coverage or a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, as the case may be, cannot be so restored, all of the shares of Cumulative Preferred Stock, at the Redemption Price. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (i) above, the Company may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order to increase the "asset coverage" of a class of senior security which is stock, as defined in the 1940 Act, of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock after redemption up to 225%. In the event that shares of Cumulative Preferred Stock are redeemed due to the occurrence of (ii) above, the Company may, but is not required to, redeem a sufficient number of shares of Cumulative Preferred Stock in order that the Portfolio Calculation exceeds the Basic Maintenance Amount of the remaining outstanding shares of Cumulative Preferred Stock and any other Preferred Stock by up to 10%.

         If the Company does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the shares of Cumulative Preferred Stock to be redeemed on any redemption date, the Company will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able, to redeem ratably from each holder whose shares are to be redeemed, and the remainder of the shares required to be redeemed will be redeemed on the earliest practicable date on which the Company will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption ("Notice of Redemption").

         If fewer than all shares of Cumulative Preferred Stock are to be redeemed, such redemption will be made pro rata from each holder of shares in accordance with the respective number of shares held by each such holder on the record date for such redemption. If fewer than all shares of Cumulative Preferred Stock held by any holder are to be redeemed, the Notice of Redemption mailed to such holder will specify the number of shares to be redeemed from such holder. Unless all accumulated and unpaid dividends for all past dividend periods will have been or are contemporaneously paid or declared and Deposit Securities for the payment thereof deposited with the Dividend-Paying Agent, no redemptions of Cumulative Preferred Stock may be made.

TERMINATION OF RATING AGENCY GUIDELINES

         The Certificate of Designations provides that the Board of Directors of the Company may determine that it is not in the best interests of the Company to continue to comply with the Rating Agency Guidelines, in which case the Company will no longer be required to comply with such guidelines, provided that (i) the Company has given the Dividend-Paying Agent, Moody's and holders of the Cumulative Preferred Stock at least 20 calendar days' written notice of such termination of compliance, (ii) the Company is in compliance with the Rating Agency Guidelines at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines,
(iii) at the time the notice required in clause (i) above is given and at the time of termination of compliance with the Rating Agency Guidelines, the Cumulative Preferred Stock is listed on the NYSE or on another exchange registered with the Commission as a national securities exchange and (iv) at the time of termination of compliance with the Rating Agency Guidelines, the cumulative cash dividend rate payable on a share of the Cumulative Preferred Stock is increased by .375% per annum.

         If the Company voluntarily terminates compliance with the Rating Agency Guidelines, Moody's may change its rating on the Cumulative Preferred Stock or withdraw its rating altogether, which may have an adverse effect on the market value of the Cumulative Preferred Stock. It is the Company's present intention to continue to comply with the Rating Agency Guidelines.


                DESCRIPTION OF CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

         Common Stock. The Company is authorized to issue 30,000,000 shares of Common Stock, par value $1.00 per share. Each share of Common Stock has equal voting, dividend, distribution and liquidation rights. The shares of Common Stock outstanding are fully paid and nonassessable. The shares of Common Stock are not redeemable and have no preemptive, conversion or cumulative voting rights. As a NYSE-listed company, the Company is required to hold annual meetings of its stockholders.

         Preferred Stock. The Company's Board of Directors has the authority to cause the Company to issue and sell up to 10,000,000 shares of Preferred Stock, par value $1.00 per share. The terms of such Preferred Stock would be fixed by the Board of Directors and could materially limit and/or qualify the rights of the holders of the Company's Common Stock. The Board of Directors has designated 6,000,000 shares of Preferred Stock as the Cumulative Preferred Stock offered hereby. See "Description of Cumulative Preferred Stock."

         The following table shows the number of shares of (i) capital stock authorized, (ii) capital stock held by the Company for its own account and (iii) capital stock outstanding for each class of authorized capital stock of the Company as of March 31, 1998.

                                                                                               AMOUNT OUTSTANDING
                                                                      AMOUNT HELD             (EXCLUSIVE OF AMOUNT
                                                AMOUNT              BY COMPANY FOR             HELD BY COMPANY FOR
TITLE OF CLASS                                AUTHORIZED            ITS OWN ACCOUNT             ITS OWN ACCOUNT)
--------------                                ----------            ---------------           --------------------

Common Stock..............................    30,000,000                262,000                     23,885,978
Preferred Stock...........................    10,000,000                      0                              0

                                    TAXATION

         The following is a description of certain U.S. Federal income tax consequences to a stockholder of acquiring, holding and disposing of the Cumulative Preferred Stock. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus. These tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively.

         No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns affecting the Company and its stockholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE TAX CONSEQUENCES TO THEM OF INVESTING IN THE CUMULATIVE PREFERRED STOCK.

TAXATION OF THE COMPANY

         The Company has qualified as, and intends to continue to qualify as, a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Company (but not its stockholders) will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net realized capital gains (i.e., the excess of its net realized long-term capital gains over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year. If the Company fails to qualify as a RIC under the Code, it would become subject to taxation on all of its taxable income, regardless of whether the Company has made distributions to its stockholders.

         Qualification as a RIC requires,  among other things, that the Company:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Company's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Company must distribute during each calendar year an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income, generally for the one year period ending on October 31 of such year, and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. While the Company intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         If the Company does not meet the asset coverage requirements of the 1940 Act or the Certificate of Designations, the Company will be required to suspend distributions to the holders of the Cumulative Preferred Stock and Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends." Such a suspension of distributions might prevent the Company from distributing 90% of its investment company taxable income, as is required to qualify as a RIC, or might prevent it from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements, the Company may, and in certain circumstances will, be required to redeem shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Company and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Company would again be able to pay dividends and might be able to avoid Company-level taxation.

TAXATION OF STOCKHOLDERS

         Dividends are paid by the Company in cash and are taxable to stockholders. Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses ("Ordinary Income Dividends") are taxable to stockholders as ordinary income. Dividends paid from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Company ("Capital Gain Dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as capital assets).

         Capital Gain Dividends may be taxed at a lower rate than Ordinary Income Dividends for certain non-corporate taxpayers. Recent legislation has introduced additional categories of gain, taxable at different rates for individual taxpayers. These categories include 20% Rate Gain and 28% Rate Gain. The amount of 28% Rate Gain on assets held longer than 12 months but not longer than 18 months is taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. The amount of 20% Rate Gain on assets held longer than 18 months is taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year, the Company will provide its stockholders with a written notice designating the amounts of any Ordinary Income Dividends or Capital Gain Dividends as well as the portions of its Capital Gain Dividends that constitute 28% Rate Gain and 20% Rate Gain.

         Stockholders may be entitled to offset their Capital Gain Dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         Gain or loss, if any, recognized on the sale or other disposition of shares of Cumulative Preferred Stock, including, without limitation, a redemption by the Company, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. Capital gain of an individual is generally subject to a maximum rate of 28% in respect of property held longer than 12 months but not longer than 18 months and a maximum rate of 20% in respect of property held longer than 18 months.

         Ordinary Income Dividends (but not Capital Gain Dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         At the time of a stockholder's purchase, the market price of the Cumulative Preferred Stock may reflect undistributed net investment income or net realized capital gains. A subsequent distribution of these amounts by the Company will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

BACKUP WITHHOLDING

         Under certain provisions of the Code, some stockholders may be subject to 31% withholding on Ordinary Income Dividends, Capital Gain Dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be credited against such stockholder's Federal income tax liability.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. ADDITIONAL DISCUSSION OF THE TAX RULES APPLICABLE TO THE COMPANY CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. FOR THE COMPLETE PROVISIONS APPLICABLE TO BOTH STOCKHOLDERS AND THE COMPANY, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

         CERTAIN PROVISIONS OF THE RESTATED CERTIFICATE OF INCORPORATION
                      AND BY-LAWS; ANTI-TAKEOVER PROVISIONS

         The Company presently has provisions in its Restated Certificate of Incorporation and By-Laws (together, in each case, its "Governing Documents") which could have the effect of rendering more difficult the accomplishment of a proposal to convert the Company's status to an open-end investment company. The affirmative vote of the holders of 66 2/3% of the outstanding shares of capital stock of the Company is required to authorize the conversion of the Company from a closed-end to an open-end investment company and to authorize a merger or consolidation of the Company with an open-end investment company. These and other provisions of the Governing Documents of the Company may be regarded as "anti-takeover" provisions. In addition, the affirmative vote of 66 2/3% of the outstanding shares of capital stock of the Company is required to approve the sale of all or substantially all of the assets of the Company.

         The Board of Directors has determined that the foregoing voting requirements are in the best interests of the stockholders generally.

         CUSTODIAN, TRANSFER AGENT, REGISTRAR AND DIVIDEND-PAYING AGENT

         Bankers Trust Company, which is located at One Bankers Trust Plaza, New York, N.Y. 10006, acts as custodian of the securities, cash and other assets of the Company directly or through a book-entry system and is responsible for delivering and receiving payment for securities sold by the Company, receiving and paying for securities purchased by the Company, collecting income from investments of the Company and performing other duties, all as directed by an authorized person of the Company. ChaseMellon Shareholder Services, L.L.C., which is located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, N.J. 07660, acts as the Company's transfer agent, registrar and dividend-paying agent and will serve in such capacity with respect to the Cumulative Preferred Stock.

                                  UNDERWRITING

         Under the terms and subject to conditions contained in an Underwriting Agreement dated the date hereof, the Underwriters named below have severally agreed to purchase, and the Company has agreed to sell to the Underwriters severally, the respective number of shares of Cumulative Preferred Stock set forth opposite their respective names below:

                                                                    NUMBER
                                                                      OF
NAME                                                                SHARES
----                                                                ------

Merrill Lynch & Co.........................................
Salomon Smith Barney.......................................
                                                                 -------------

                                                                   6,000,000
                                                                 =============



         The Underwriting Agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the shares of Cumulative Preferred Stock offered hereby are subject to the terms and conditions set forth herein. The Underwriters are committed to take and pay for all of the shares of Cumulative Preferred Stock offered hereby if any are taken.

         The Underwriters initially propose to offer part of the shares of Cumulative Preferred Stock offered hereby directly to the public at the public offering price set forth on the cover page hereof and part to certain dealers at a price that represents a concession not in excess of $________ per share. Any Underwriter may allow, and such dealers may allow, a concession not in excess of $_____ per share to certain other dealers. After the initial offering of the Cumulative Preferred Stock, the offering price and other selling terms may from time to time be varied by the Underwriters named on the cover page of this Prospectus. The underwriting discount of $_____ per share is equal to ___% of the initial public offering price. Investors must pay for any shares of Cumulative Preferred Stock purchased on or before __________, 1998.

         The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         The Underwriters have advised the Company that, pursuant to Regulation M under the 1933 Act, certain persons participating in the offering may engage in transactions, including stabilizing bids, syndicate covering transactions or the imposition of penalty bids, which may have the effect of stabilizing or maintaining the market price of the Cumulative Preferred Stock at a level above that which might otherwise prevail in the open market. A "stabilizing bid" is a bid for or the purchase of shares of Cumulative Preferred Stock on behalf of the Underwriters for the purpose of fixing or maintaining the price of shares of Cumulative Preferred Stock. A "syndicate covering transaction" is a bid for or purchase of Cumulative Preferred Stock on behalf of the Underwriters to reduce a short position incurred by the Underwriters in connection with the offering. A "penalty bid" is an arrangement permitting the Underwriters to reclaim the selling concession otherwise accruing to an Underwriter or selling group member in connection with the offering if any of the shares of Cumulative Preferred Stock originally sold by such Underwriter or selling group member is purchased in a syndicate covering transaction and has therefore not been effectively placed by such Underwriter or selling group member. The Underwriters have advised the Company that such transactions may be effected on the NYSE otherwise and, if commenced, may be discontinued at any time.

         The Company anticipates that the Underwriters may, subsequent to the completion of the offering of Cumulative Preferred Stock hereunder, from time to time act as brokers or dealers in connection with the execution of portfolio transactions for the Company. The Underwriters may also, during the pendency of the offering of Cumulative Preferred Stock hereunder, act as brokers with respect to such transactions. See "Brokerage Allocation and Other Practices" in the Statement of Additional Information.

         Prior to this offering, there has been no market for the Cumulative Preferred Stock. The Company has filed an application to list the Cumulative Preferred Stock on the NYSE. However, during an initial period which is not expected to exceed 30 days from the date of this Prospectus, the Cumulative Preferred Stock may not be listed on such securities exchange. During such period, the Underwriters intend to make a market in the Cumulative Preferred Stock; however, they have no obligation to do so. Consequently, an investment in the Cumulative Preferred Stock may be illiquid during such period. The Underwriters have undertaken to sell shares to a minimum of 100 beneficial owners.

         It is expected that delivery of the shares of Cumulative Preferred Stock will be made against payment therefor on or about the date specified in the last paragraph of the cover page of this Prospectus.

                     VALIDITY OF CUMULATIVE PREFERRED STOCK

         The validity of the shares of Cumulative Preferred Stock will be passed on for the Company by Sullivan & Cromwell, New York, New York. Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Underwriters.

                                     EXPERTS

         Ernst & Young LLP are the independent auditors of the Company. The audited financial statements of the Company and certain of the information appearing under the caption "Financial Highlights" included in this Prospectus have been audited by Ernst & Young LLP. Ernst & Young LLP has an office at 787 Seventh Avenue, New York, New York 10019, and also performs tax and other professional services for the Company.

                             ADDITIONAL INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports and other information with the Commission. Reports, proxy statements and other information filed by the Company with the Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following Regional Offices of the Commission: Northeast Regional Office, Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office, Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511; and copies of such material can be obtained from the Public Reference Section of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Company, that file electronically with it.

         The Company's Common Stock is listed on the New York Stock Exchange, and reports, proxy statements and other information concerning the Company and filed with the SEC by the Company can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

         This Prospectus constitutes part of a Registration Statement filed by the Company with the SEC under the Securities Act of 1933 and the 1940 Act. This Prospectus omits certain of the information contained in the Registration
Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Company and the Cumulative Preferred Stock offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

                              TABLE OF CONTENTS OF
                       STATEMENT OF ADDITIONAL INFORMATION

         A Statement of Additional Information dated the date hereof has been filed with the SEC and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information may be obtained by writing to the Company at its address at 450 Lexington Avenue, Suite 3300, New York, New York 10017, or calling the Company at (212) 916-8400 or toll-free at (800) 436-8401.
The Table of Contents of the Statement of Additional Information is as follows:

                                                                           PAGE

General Information and History...............................             B-2
Investment Objectives and Policies............................             B-2
Management of the Company.....................................             B-3
Principal Stockholders........................................             B-9
Code of Ethics and Related Matters............................             B-9
Investment Advisory and Other Services........................             B-10
Brokerage Allocation and Other Practices......................             B-10
Net Asset Value...............................................             B-10
Financial Statements..........................................             B-11
Taxation......................................................             B-11
General Information...........................................             B-14
Counsel and Independent Auditors..............................             B-15


                                    GLOSSARY

         "Asset Coverage" means, asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200%, or such other percentage as may be required under the 1940 Act, with respect to all outstanding senior securities of the Company constituting stock, including all outstanding shares of Cumulative Preferred Stock.

         "Basic Maintenance Amount" means, as of any Valuation Date, the dollar amount equal to (i) the sum of (A) the product of the number of shares of Cumulative Preferred Stock outstanding on such Valuation Date multiplied by the Liquidation Preference; (B) to the extent not included in (A), the aggregate amount of cash dividends (whether or not earned or declared) that will have accumulated for each outstanding share of Cumulative Preferred Stock from the most recent Dividend Payment Date to which dividends have been paid or duly provided for (or, in the event the Basic Maintenance Amount is calculated on a date prior to the initial Dividend Payment Date with respect to the Cumulative Preferred Stock, then from the Date of Original Issue) through the Valuation Date plus all dividends to accumulate on the Cumulative Preferred Stock then outstanding during the 70 days following such Valuation Date; (C) the Company's other liabilities due and payable as of such Valuation Date (except that dividends and other distributions payable by the Company by the issuance of Common Stock will not be included as a liability) and such liabilities projected to become due and payable by the Company during the 90 days following such Valuation Date (excluding liabilities for investments to be purchased and for dividends and other distributions not declared as of such Valuation Date); (D) any current liabilities of the Company as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(C) (including, without limitation, and immediately upon determination, any amounts due and payable by the Company pursuant to reverse repurchase agreements and any payables for assets purchased as of such Valuation Date) less (ii) (A) the Discounted Value of any of the Company's assets and/or (B) the face value of any of the Company's assets if, in the case of both (ii)(A) and (ii)(B), such assets are either cash or securities which mature prior to or on the date of redemption or repurchase of Cumulative Preferred Stock or payment of another liability and are either U.S. Government Obligations or securities which have a rating assigned by Moody's of at least Aaa, P-1, VMIG-1 or MIG-1 or by S&P of at least AAA, SP-l+ or A-1+, in both cases irrevocably held by the Company's custodian bank in a segregated account or deposited by the Company with the Dividend-Paying Agent for the payment of the amounts needed to redeem or repurchase Cumulative Preferred Stock subject to redemption or repurchase or any of (i)(B) through (i)(D) and provided that in the event the Company has repurchased Cumulative Preferred Stock at a price of less than the Liquidation Preference thereof and irrevocably segregated or deposited assets as described above with its custodian bank or the Dividend-Paying Agent for the payment of the repurchase price the Company may deduct 100% of the Liquidation Preference of such Cumulative Preferred Stock to be repurchased from (i) above.

         "Basic Maintenance Report" means a report signed by the President, Treasurer or any Vice President of the Company which sets forth, as of the related Valuation Date, the assets of the Company, the market value and Discounted Value thereof (seriatim and in the aggregate) and the Basic Maintenance Amount.

         "Business Day" means a day on which the New York Stock Exchange is open for trading and that is neither a Saturday, Sunday nor any other day on which banks in the City of New York are authorized by law to close.

         "Certificate of Designations" means the Company's Certificate of Designations, Preferences and Rights creating and fixing the rights and limitations of the Cumulative Preferred Stock.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the Common Stock, par value $1.00 per share, of the Company.

         "Company" means General American Investors Company, Inc., a Delaware corporation.

         "Cumulative Preferred Stock" means the __% Cumulative Preferred Stock, par value $1.00 per share, of the Company.

         "Cure Date" has the meanings set forth on page 29 of this Prospectus.

         "Date of Original Issue" has the meaning set forth on page 23 of this Prospectus.

         "Deposit Securities" means cash, Short-Term Money Market Instruments and U.S. Government Obligations. Except for determining whether the Company has a Portfolio Calculation equal to or greater than the Basic Maintenance Amount, each Deposit Security will be deemed to have a value equal to its principal or face amount payable at maturity plus any interest payable thereon after delivery of such Deposit Security but only if payable on or prior to the applicable payment date in advance of which the relevant deposit is made.

         "Discounted Value" means the quotient of (A) in the case of non-convertible fixed income securities, the lower of the principal amount and the market value thereof or (B) in the case of any other Moody's Eligible
Assets, the market value thereof, divided by the applicable Moody's Discount Factor.

         "Dividend-Paying Agent" means ChaseMellon Shareholder Services, L.L.C. or its successor, or any other dividend-paying agent appointed by the Company.

         "Dividend Payment Date" has the meaning set forth on page 23 of this Prospectus.

         "Governing Documents" has the meaning set forth on page 33 of this Prospectus.

         "Liquidation Preference" has the meaning set forth on page 24 of this Prospectus.

         "Moody's" means Moody's Investors Service, Inc., or its successor.

         "Moody's Discount Factor" means, with respect to a Moody's Eligible Asset specified below, the following applicable numbers:

                                                                                                     MOODY'S
TYPE OF  MOODY'S ELIGIBLE ASSET                                                                  DISCOUNT FACTOR
-------------------------------                                                                  ---------------

Moody's Short-Term Money Market Instruments (other than U.S. Government
     Obligations set forth below) and other commercial paper:
         Demand or time deposits, certificates of deposit and bankers' acceptances
         includible in Moody's Short-Term Money Market Instruments..........................          1.00
         Commercial paper rated P-1 by Moody's maturing in 30 days or less..................          1.00
         Commercial paper rated P-1 by Moody's maturing in more than 30 days
              but in 270 days or less.......................................................          1.15
         Commercial paper rated A-1+ by S&P maturing in 270 days or less....................          1.25
         Repurchase obligations includible in Moody's Short-Term Money Market
         Instruments if term is less than 30 days and counterparty is rated at least A2.....          1.00


                                                                                                  Discount Factor
                                                                                                   applicable to
         Other repurchase obligations.......................................................     underlying assets
Common stocks...............................................................................          3.00
Preferred Stocks:
         Auction rate preferred stocks......................................................          3.50
         Other preferred stocks issued by issuers in the financial and industrial industries          2.35
         Other preferred stocks issued by issuers in the utilities industry.................          1.60
U.S. Government Obligations (other than U.S. Treasury Securities Strips set forth below)
  with remaining terms to maturity of:
         1 year or less.....................................................................          1.08
         2 years or less....................................................................          1.15
         3 years or less....................................................................          1.20
         4 years or less....................................................................          1.26
         5 years or less....................................................................          1.31
         7 years or less....................................................................          1.40
         10 years or less...................................................................          1.48
         15 years or less...................................................................          1.54
         20 years or less...................................................................          1.61
         30 years or less...................................................................          1.63
U.S. Treasury Securities Strips with remaining terms to maturity of:
         1 year or less.....................................................................          1.08
         2 years or less....................................................................          1.16
         3 years or less....................................................................          1.23
         4 years or less....................................................................          1.30
         5 years or less....................................................................          1.37
         7 years or less....................................................................          1.51
         10 years or less...................................................................          1.69
         15 years or less...................................................................          1.99
         20 years or less...................................................................          2.28
         30 years or less...................................................................          2.56
Corporate bonds:




                                       38



                                                                                                    MOODY'S
TYPE OF MOODY'S ELIGIBLE ASSET                                                                   DISCOUNT FACTOR
-------------------------------                                                                  ---------------

         Corporate bonds rated Aaa
         with remaining terms to maturity of:
              1 year or less................................................................          1.14
              2 years or less...............................................................          1.21
              3 years or less...............................................................          1.26
              4 years or less...............................................................          1.32
              5 years or less...............................................................          1.38
              7 years or less...............................................................          1.47
              10 years or less..............................................................          1.55
              15 years or less..............................................................          1.62
              20 years or less..............................................................          1.69
              30 years or less..............................................................          1.71
         Corporate bonds rated Aa with remaining terms to maturity of:
              1 year or less................................................................          1.19
              2 years or less...............................................................          1.26
              3 years or less...............................................................          1.32
              4 years or less...............................................................          1.38
              5 years or less...............................................................          1.44
              7 years or less...............................................................          1.54
              10 years or less..............................................................          1.63
              15 years or less..............................................................          1.69
              20 years or less..............................................................          1.77
              30 years or less..............................................................          1.79
         Corporate bonds rated A with remaining terms to maturity of:
              1 year or less................................................................          1.24
              2 years or less...............................................................          1.32
              3 years or less...............................................................          1.38
              4 years or less...............................................................          1.45
              5 years or less...............................................................          1.51
              7 years or less...............................................................          1.61
              10 years or less..............................................................          1.70
              15 years or less..............................................................          1.77
              20 years or less..............................................................          1.85
              30 years or less..............................................................          1.87
         Convertible corporate bonds with senior debt securities rated Aa issued by the following type of issuers:
              Utility.......................................................................          1.80
              Industrial....................................................................          2.97
              Financial.....................................................................          2.92
              Transportation................................................................          4.27
         Convertible corporate bonds with senior debt securities rated A issued by the following type of issuers:
              Utility.......................................................................          1.85
              Industrial....................................................................          3.02
              Financial.....................................................................          2.97
              Transportation................................................................          4.32
         Convertible corporate bonds with senior debt securities rated Baa issued by the following type of issuers:
              Utility.......................................................................          2.02
              Industrial....................................................................          3.18




                                       39



                                                                                                     MOODY'S
TYPE OF  MOODY'S ELIGIBLE ASSET                                                                  DISCOUNT FACTOR
-------------------------------                                                                  ---------------


              Financial.....................................................................          3.13
              Transportation................................................................          4.48
         Convertible corporate bonds with senior debt securities rated Ba issued by the following type of issuers:
              Utility.......................................................................          2.02
              Industrial....................................................................          3.19
              Financial.....................................................................          3.14
              Transportation................................................................          4.49
         Convertible corporate bonds with senior debt securities rated B issued by the following type of issuers:
              Utility.......................................................................          2.12
              Industrial....................................................................          3.29
              Financial.....................................................................          3.24
              Transportation................................................................          4.59


         "Moody's Eligible Assets" means:

                 i. cash (including, for this purpose, receivables for investments sold to a counterparty whose senior debt securities are rated at least Baa3 by Moody's or a counterparty approved by Moody's and payable within five Business Days following such Valuation Date and dividends and interest receivable within 70 days on investments);

                ii.    Short-Term Money Market Instruments;

               iii. commercial paper that is not includible as a Short-Term Money Market Instrument having on the Valuation Date a rating from Moody's of at least P-1 and maturing within 270 days;

                iv. preferred stocks (A) which either (1) are issued by issuers whose senior debt securities are rated at least Baa1 by Moody's or (2) are rated at least "baa3" by Moody's (or in the event an issuer's senior debt securities or preferred stock is not rated by Moody's, which either (1) are issued by an issuer whose senior debt securities are rated at least A by S&P or (2) are rated at least A by S&P and for this purpose have been assigned a Moody's equivalent rating of at least "baa3"), (B) of issuers which have (or, in the case of issuers which are special purpose corporations, whose parent companies have) common stock listed on the New York Stock Exchange or the American Stock Exchange, (C) which have a minimum issue size (when taken together with other of the issuer's issues of similar tenor) of $50,000,000, (D) which have paid cash dividends consistently during the preceding three-year period (or, in the case of new issues without a dividend history, are rated at least "a1" by Moody's or, if not rated by Moody's, are rated at least AA by S&P), (E) which pay cumulative cash dividends in U.S. dollars, (F) which are not convertible into any other class of stock and do not have warrants attached, (G) which are not issued by issuers in the transportation industry and (H) in the case of auction rate preferred stocks, which are rated at least "aa" by Moody's, or if not rated by Moody's, AAA by S&P or are otherwise approved in writing by Moody's and have never had a failed auction; provided, however, that for this purpose the aggregate market value of the Company's holdings of any issue of preferred stock will not be less than $500,000 nor more than $5,000,000;

                 v. common stocks (A)(i) which are traded in the United States on a national securities exchange or in the over-the-counter market, (ii) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (iii) which may be sold without restriction by the Company; provided, however, that (1) common stock which, while a Moody's Eligible Asset owned by the Company, ceases paying any regular cash dividend will no longer be considered a Moody's Eligible Asset until 71 days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A3 by Moody's and (2) the aggregate market value of the Company's holdings of the common stock of any issuer will not exceed 4% in the case of utility common stock and 6% in the case of non-utility common stock of the number of outstanding shares times the market value of such common stock, and (B) which are securities denominated in any currency other than the U.S. dollar or securities of issuers formed under the laws of jurisdictions other than the United States, its states, commonwealths, territories and possessions, including the District of Columbia, for which there are dollar-denominated American Depositary Receipts ("ADRs") which are traded in the United States on a national securities exchange or in the over-the-counter market and are issued by banks formed under the laws of the United States, its states, commonwealths, territories and possessions, including the District of Columbia, provided, however, that the aggregate market value of the Company's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of (i) 6% of the aggregate market value of the outstanding shares of common stock and ADRs of the issuer thereof or (ii) 10% of the market value of Moody's Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction, other than Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom, shall not be a Moody's Eligible Asset;

                vi.    U.S. Government Obligations;

               vii. corporate bonds (A) which may be sold without restriction by the Company and are rated at least B3 (Caa subordinate) by Moody's (or, in the event the bond is not rated by Moody's, the bond is rated at least BB- by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), with such rating confirmed on each Valuation Date, (B) which have a minimum issue size of at least (x) $100,000,000 if rated at least Baa3 or (y) $50,000,000 if rated B or Ba3, (C) which are U.S. dollar denominated and pay interest in cash in U.S. dollars, (D) which are not convertible or exchangeable into equity of the issuing corporation and have a maturity of not more than 30 years, (E) for which, if rated below Baa3, the aggregate market value of the Company's holdings do not exceed 10% of the aggregate market value of any individual issue of corporate bonds calculated at the time of original issuance, (F) the cash flow from which must be controlled by an Indenture trustee and (G) which are not issued in connection with a reorganization under any bankruptcy law;

              viii. convertible corporate bonds (A) which are issued by issuers whose senior debt securities are rated at least B2 by Moody's (or, in the event an issuer's senior debt securities are not rated by Moody's, which are issued by issuers whose senior debt securities are rated at least BB by S&P and which for this purpose is assigned a Moody's equivalent rating of one full rating category lower), (B) which are convertible into common stocks which are traded on the New York Stock Exchange or the American Stock Exchange or are quoted on the NASDAQ National Market System and (C) which, if cash dividend paying, pay cash dividends in U.S. dollars; provided, however, that once convertible corporate bonds have been converted into common stock, the common stock issued upon conversion must satisfy the criteria set forth in clause (v) above and other relevant criteria set forth in this definition in order to be a Moody's Eligible Asset;

provided, however, that the Company's investment in preferred stock, common stock, corporate bonds and convertible corporate bonds described above must be within the following diversification requirements (utilizing Moody's industry and sub-industry categories) in order to be included in Moody's Eligible Assets:

ISSUER:
                                                               NON-UTILITY
                                                                 MAXIMUM                UTILITY MAXIMUM
MOODY'S RATING (1) (2)                                     SINGLE ISSUER (3)(4)       SINGLE ISSUER (3)(4)
----------------------                                     --------------------       --------------------

"aaa", Aaa................................                        100%                       100%
"aa", Aa..................................                         20%                        20%


                                       41


"a", A....................................                         10%                        10%
CS/CB, "Baa", Baa(5)......................                          6%                         4%
Ba........................................                          4%                         4%
B1/B2.....................................                          3%                         3%
B3 (Caa subordinate)......................                          2%                         2%


INDUSTRY AND STATE:
                                           NON-UTILITY
                                             MAXIMUM              UTILITY MAXIMUM          UTILITY MAXIMUM
MOODY'S RATING (1) (2)                  SINGLE ISSUER (3)       SINGLE STATE (3)(6)        SINGLE STATE (3)
----------------------                  -----------------       -------------------        ----------------

"aaa", Aaa.........................           100%                    100%                       100%
"aa", Aa...........................            60%                     20%                        20%
"a", A.............................            40%                     10%                     10%(7)
CS/CB, "baa", Baa (5)..............            20%                      4%                      7%(7)
Ba.................................            12%                      3%                        N/A
B1/B2..............................             8%                      2%                        N/A
B3 (Caa subordinate)...............             5%                      5%                        N/A

----------

(1) The equivalent Moody's rating must be lowered one full rating category for preferred stocks, corporate bonds and convertible corporate bonds rated by S&P but not by Moody's.

(2) Corporate bonds from issues ranging from $50,000,000 to 100,000,000 are limited to 20% of Moody's Eligible Assets.

(3) The referenced percentages represent maximum cumulative totals only for the related Moody's rating category and each lower Moody's rating category.

(4) Issuers subject to common ownership of 25% or more are considered as one name.

(5) CS/CB refers to common stock and convertible corporate bonds, which are diversified independently from the rating level.

(6) In the case of utility common stock, utility preferred stock, utility bonds and utility convertible bonds, the definition of industry refers to sub-industries (electric, water, hydro power, gas, diversified). Investments in other sub-industries are eligible only to the extent that the combined sum represents a percentage position of Moody's Eligible Assets less than or equal to the percentage limits in the diversification tables above.

(7) Such percentage will be 15% in the case of utilities regulated by California, New York and Texas;

     and provided, further, that the Company's investments in auction rate preferred stocks described in clause (iv) above will be included in the Moody's Eligible Assets only to the extent that the aggregate market value of such stocks does not exceed 10% of the aggregate market value of all of the Company's investments meeting the criteria set forth in clauses (i) through (viii) above less the aggregate market value of those investments excluded from Moody's Eligible Assets pursuant to the immediately preceding proviso; and

              ix. no assets which are subject to any lien or irrevocably deposited by the Company for the payment of amounts needed to meet the obligations described in clauses (i)(A) through (i)(E) of the definition of "Basic Maintenance Amount" may be includible in Moody's Eligible Assets.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Notice of Redemption" has the meaning set forth on page 29 of this Prospectus.

         "Portfolio Calculation" means the aggregate Discounted Value of all of Moody's Eligible Assets.

         "Preferred Stock" means the preferred stock, par value $1.00 per share, of the Company, and includes the Cumulative Preferred Stock.

         "Quarterly Valuation Date" means the last Valuation Date in March, June, September and December of each year, commencing ___________, 1998.

         "Rating Agency Guidelines" has the meaning set forth on page 27 of this Prospectus.

         "Redemption Price" has the meaning set forth on page 29 of this Prospectus.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company.

         "senior security" means, as defined in Section 18(g) of the 1940 Act, unless otherwise provided therein, any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

         "Short-Term Money Market Instruments" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Company (or, in the case of an instrument specified by clauses (i) and (ii) below, on the Valuation Date), the remaining terms to maturity thereof are not in excess of 90 days:

                (i)   U.S. Government Obligations;

               (ii) commercial paper that is rated at the time of purchase or acquisition and the Valuation Date at least P-1 by Moody's and is issued by an issuer (or guaranteed or supported by a person or entity other than the issuer) whose long-term unsecured debt obligations are rated at least Aa by Moody's;

              (iii) demand or time deposits in or certificates of deposit of or banker's acceptances issued by (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia) if, in each case, the commercial paper, if any, and the long-term unsecured debt obligations (other than such obligations the ratings of which are based on the credit of a person or entity other than such depository institution or trust company) of such depository institution or trust company at the time of purchase or acquisition and the Valuation Date, have (1) credit ratings from Moody's of at least P-1 in the case of commercial paper and (2) credit ratings from Moody's of at least Aa in the case of long-term unsecured debt obligations; provided, however, that in the case of any such investment that matures in no more than one Business Day from the date of purchase or other acquisition by the Company, all of the foregoing requirements will be applicable except that the required long-term unsecured debt credit rating of such depository institution or trust company from Moody's will be at least A2; and provided, further, however, that the foregoing credit rating requirements will be deemed to be met with respect to a depository institution or trust company if (1) such depository institution or trust company is the principal depository institution in a holding company system, (2) the commercial paper, if any, of such depository institution or trust company is not rated below P-1 by Moody's and (3) the holding company will meet all of the foregoing credit rating requirements (including the preceding proviso in the case of investments that mature in no more than one Business Day from the date of purchase or other acquisition by the Company);

               (iv) repurchase obligations with respect to any U.S. Government Obligation entered into with a depository institution, trust company or securities dealer (acting as principal) which is rated (A) at least Aa3 if the maturity is three months or less, (B) at least A1 if the maturity is two months or less and (C) at least A2 if the maturity is one month or less; and

                (v) Eurodollar demand or time deposits in, or certificates of deposit of, the head office or the London branch office of a depository institution or trust company meeting the credit rating requirements of commercial paper and long-term unsecured debt obligations specified in clause (iii) above, provided that the interest receivable by the Company will be payable in U.S. dollars and will not be subject to any withholding or similar taxes.

         "U.S. Government Obligations" means direct non-callable obligations of the United States, provided that such direct obligations are entitled to the full faith and credit of the United States and that any such obligations, other than United States Treasury Bills and U.S. Treasury Securities Strips, provide for the periodic payment of interest and the full payment of principal at maturity.

         "Valuation Date" means every Friday or, if such day is not a Business Day, the immediately preceding Business Day.

=============================================================                   ====================================================

     NO PERSON HAS BEEN  AUTHORIZED TO GIVE ANY  INFORMATION
OR TO MAKE  ANY  REPRESENTATIONS  IN  CONNECTION  WITH  THIS
OFFERING  OTHER THAN THOSE  CONTAINED IN THIS  PROSPECTUS IN
CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR                                        6,000,000 SHARES
MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS  MUST NOT BE
RELIED UPON AS HAVING BEEN  AUTHORIZED BY THE COMPANY OR THE
UNDERWRITERS.  NEITHER THE DELIVERY OF THIS  PROSPECTUS  NOR
ANY  SALE  MADE HEREUNDER  SHALL,  UNDER ANY  CIRCUMSTANCES,
CREATE ANY IMPLICATION  THAT THERE HAS BEEN NO CHANGE IN THE                                        GENERAL AMERICAN
AFFAIRS  OF THE  COMPANY  SINCE THE DATE  HEREOF OR THAT THE
INFORMATION  CONTAINED  HEREIN  IS  CORRECT  AS OF ANY  TIME                                     INVESTORS COMPANY, INC.
SUBSEQUENT TO ITS DATE.  THIS PROSPECTUS DOES NOT CONSTITUTE
AN  OFFER TO SELL OR A  SOLICITATION  OF AN OFFER TO BUY ANY
SECURITIES  OTHER THAN THE  SECURITIES  TO WHICH IT RELATES.
THIS  PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR THE                               _____% CUMULATIVE PREFERRED STOCK
SOLICITATION  OF ANY  OFFER  TO BUY SUCH  SECURITIES  IN ANY
CIRCUMSTANCE  IN  WHICH  SUCH AN OFFER  OR  SOLICITATION  IS                            (LIQUIDATION PREFERENCE $25 PER SHARE)
UNLAWFUL.

                      ---------------------------

                         TABLE OF CONTENTS
                                                        PAGE
                                                        ----
Prospectus Summary.....................................   4                                   --------------------------
Tax Attributes of Preferred Stock Dividends............  11
Financial Highlights...................................  15                                      P R O S P E C T U S
The Company............................................  17
Use of Proceeds........................................  17                                      ______________, 1998
Capitalization.........................................  17
Portfolio..............................................  18                                   --------------------------
Investment Objectives and Policies.....................  19
Management.............................................  21
Risk Factors ..........................................  21
Description of Cumulative Preferred Stock..............  22
Description of Rating Agency Guidelines................  27
Description of Capital Stock and Other Securities......  30
Taxation...............................................  31
Certain Provisions of the Restated Certificate
  of Incorporation and By-Laws; Anti-takeover
  Provisions...........................................  33
Custodian, Transfer Agent, Registrar and Dividend-
  Paying Agent.........................................  33
Underwriting...........................................  34
Validity of Cumulative Preferred Stock.................  35
Experts................................................  35
Additional Information.................................  35
Table of Contents of Statement of Additional
  Information..........................................  36
Glossary...............................................  36


     THROUGH AND INCLUDING _______, 1998 (THE 25TH DAY AFTER
THE  DATE  OF  THIS   PROSPECTUS),   ALL  DEALERS  EFFECTING
TRANSACTIONS IN THE __% CUMULATIVE  PREFERRED STOCK, WHETHER                                   MERRILL LYNCH & CO.
OR NOT PARTICIPATING IN THIS  DISTRIBUTION,  MAY BE REQUIRED                                   SALOMON SMITH BARNEY
TO  DELIVER  A  PROSPECTUS.  THIS  IS  IN  ADDITION  TO  THE
OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS
UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD  ALLOTMENTS OR
SUBSCRIPTIONS.















=============================================================                   ====================================================

                 SUBJECT TO COMPLETION DATED ____________, 1998

                    GENERAL AMERICAN INVESTORS COMPANY, INC.

                            -----------------------

                      STATEMENT OF ADDITIONAL INFORMATION

     General American Investors Company, Inc. (the "Company") is a diversified closed-end management investment company that seeks long-term capital appreciation by investing primarily in a portfolio of equity securities. Lesser emphasis is placed on current income.

     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus of the Company dated ___________, 1998 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of Cumulative Preferred Stock, and investors should obtain and read the Prospectus prior to purchasing shares of Cumulative Preferred Stock. A copy of the Prospectus may be obtained without charge, by calling the Company at (212) 916-8400 or toll free at (800) 436-8401. This SAI incorporates by reference the entire Prospectus.

                         ------------------------------

                                TABLE OF CONTENTS

                                                                          PAGE
                                                                          -----

General Information and History........................................    B-2
Investment Objectives and Policies.....................................    B-2
Management of the Company..............................................    B-3
Principal Stockholders.................................................    B-9
Code of Ethics and Related Matters.....................................    B-9
Investment Advisory and Other Services.................................    B-10
Brokerage Allocation and Other Practices...............................    B-10
Net Asset Value........................................................    B-10
Financial Statements...................................................    B-11
Taxation...............................................................    B-11
General Information....................................................    B-14
Counsel and Independent Auditors.......................................    B-15


     The Prospectus and this SAI omit certain of the information contained in the registration statement of Form N-2 (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The Registration Statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.

     This Statement of Additional Information is dated _______________, 1998.

                        GENERAL INFORMATION AND HISTORY

     General American Investors Company, Inc. (the "Company") was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company, and is an internally-managed independent organization. Total net assets of the Company were $776,990,594 as of March 31, 1998.

     In 1973, the Company commenced providing investment advisory services to outside accounts and, in 1974, it registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). In 1980, the Company formed a wholly-owned subsidiary, General American Advisers, Inc., which also registered under the Advisers Act. The subsidiary, which began operations in April 1981, was formed to enable the Company to remain in compliance with the provisions of the Internal Revenue Code, which, in effect, limit the amount of service income that may be earned by a regulated investment company. As of December 31 1995, the subsidiary discontinued its operations and, in early 1996, deregistered as an investment advisory company. As an investment adviser, the Company currently provides investment advisory services to an outside client account whose investment objectives are compatible with those of the Company. In addition, the Company provides investment advisory services to the Company's Employees' Retirement Plan trust.

     Shares of the Company's Common Stock, $1.00 par value, are listed and traded on The New York Stock Exchange, Inc. (under the symbol "GAM").

                       INVESTMENT OBJECTIVES AND POLICIES

     The Company's principal investment objective is long-term capital appreciation. Lesser emphasis is placed on current income. These objectives may not be changed without the affirmative vote of the holders of a majority of the Company's outstanding voting securities.

FUNDAMENTAL POLICIES

     Except for the information set forth in items (2) and (5) below, the following are fundamental policies which may not be changed without a vote of the holders of a majority of the Company's voting securities:

   (1) The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act").

   (2) The Company has no policy with respect to short sales, purchases on margin or the writing of put and call options. While the Company has not engaged in transactions of this nature, it has complete freedom of action to do so in the future.

   (3) The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

   (4) The Company may not underwrite securities in excess of 20% of its gross assets.

   (5) The Company has no policy restricting the acquisition of restricted securities (securities that must be registered under the Securities Act of 1933, as amended (the "Act") before they may be offered or sold to the public).

   (6) The Company's holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company's gross assets.

   (7)   The Company does not purchase or sell real estate.

   (8) The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

   (9) The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

   (10) The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

         Other than as set forth above and subject to the requirements of the 1940 Act relating to diversified investment companies, the Company's investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type. The Company's operating policy, however, is to invest not more than 25% of the value of its assets in any one particular industry.

                           MANAGEMENT OF THE COMPANY

DIRECTORS AND OFFICERS

         The following table sets forth certain information with respect to each director and officer of the Company as of March 31, 1998.



                                       Position Held With          Principal Occupations During the Past Five
Name, Address and Age                  the Company                 Years and Current Affiliations
---------------------------------      --------------------------  ------------------------------------------------

Arthur G. Altschul, Jr. (34).....      Director                    Co-chairman   and  managing  member  of  Diaz  &
745 Fifth Avenue, Suite 3001                                       Altschul Group, LLC (investments and securities)
New York, NY  10151                                                which was founded in May 1996;  from 1992 to May
                                                                   1996,      employed      by     SUGEN,      Inc.
                                                                   (biopharmaceuticals),  most  recently  as senior
                                                                   director   of   corporate   affairs;   assistant
                                                                   secretary  of SUGEN  from May 1992 to May  1996;
                                                                   managing general partner of Altschul  Investment
                                                                   Group, L.P. (a private  investment  partnership)
                                                                   since  1988;   director  of  Delta   Opportunity
                                                                   Company,     Ltd.,    Medicis     Pharmaceutical
                                                                   Corporation,   the  New  York  Council  for  the
                                                                   Humanities,    and   several   privately   owned
                                                                   companies.

Lawrence B. Buttenwieser (66)....       Director, Chairman of      Chairman  of  the  Board  of  Directors  of  the
575 Madison Avenue                      the Board                  Company  since  May 1995 and a  director  of the
New York, NY  10022                                                Company since 1967;  partner of Rosenman & Colin
                                                                   LLP (lawyers)


                                                                  B-3


                                       Position Held With          Principal Occupations During the Past Five
Name, Address and Age                  the Company                 Years and Current Affiliations
---------------------------------      --------------------------  ------------------------------------------------

Lewis B. Cullman (79)............      Director                    President of Cullman Ventures,  Inc.  (calendars
767 Third Avenue                                                   and  catalogs  and  formerly  solely  a  holding
New York, NY  10017                                                company) since 1968;  chairman and a director of
                                                                   Chess-in-the-Schools   (charitable  foundation);
                                                                   vice chairman of the  international  council and
                                                                   an honorary trustee of the Museum of Modern Art;
                                                                   an honorary trustee of the  Metropolitan  Museum
                                                                   of Art

Spencer Davidson* (55)...........      Director, President and     President  and Chief  Executive  Officer  of the
450 Lexington Avenue                   Chief Executive Officer     Company since August 1995; prior thereto, senior
New York, NY  10017                                                investment  counselor  since joining the Company
                                                                   in 1994;  prior thereto,  general partner of The
                                                                   Hudson   Partnership   (a   private   investment
                                                                   partnership);    trustee   of   the    Innisfree
                                                                   Foundation, Inc. (not-for-profit foundation) and
                                                                   of   the   Neurosciences   Research   Foundation
                                                                   (scientific research foundation)

Gerald M. Edelman (68)...........      Director                    Member and the  chairman  of the  Department  of
10666 North Torrey Pines Rd.                                       Neurobiology of The Scripps  Research  Institute
LaJolla, CA  92037                                                 since July 1992;  prior  thereto,  Vincent Astor
                                                                   Professor   of   The   Rockefeller   University;
                                                                   director  and  president  of  the  Neurosciences
                                                                   Institute   of   the   Neurosciences    Research
                                                                   Foundation   (scientific  research  foundation);
                                                                   president  and a director  of the  Neurosciences
                                                                   Support Corporation (scientific research support
                                                                   foundation);  director of Becton,  Dickinson and
                                                                   Company;  and  member  emeritus  of the board of
                                                                   governors of the Weizmann Institute of Science

Anthony M. Frank (66)............      Director                    Chairman of Belvedere  Capital Partners (private
101 California Street, Suite 2050                                  financial  consulting)  since 1994;  chairman of
San Francisco, CA  94111                                           Acrogen Inc. (biotechnology company) since March
                                                                   1992; prior thereto,  The Postmaster  General of
                                                                   the United  States from March 1988;  director of
                                                                   Bedford  Properties,  Cotelligent  Group,  Inc.,
                                                                   Crescent Real Estate Equities,  Inc.,  Financial
                                                                   Security   Assurance   Holdings   Ltd.,   Irvine
                                                                   Apartment   Communities,    Inc.,   The   Schwab
                                                                   (Charles) Corporation, and Temple-Inland, Inc.

John D. Gordan, III (52).........      Director                    Partner  of  Morgan,   Lewis  and   Bockius  LLP
101 Park Avenue                                                    (lawyers)  since  October 1994;  prior  thereto,
New York, NY  10178                                                partner  of Lord Day & Lord,  Barrett  Smith and
                                                                   predecessor firm from 1979


                                                        B-4


                                       Position Held With          Principal Occupations During the Past Five
Name, Address and Age                  the Company                 Years and Current Affiliations
---------------------------------      --------------------------  ------------------------------------------------

Bill Green (68)..................      Director                    Represented  the  15th  New  York  Congressional
14 East 60th Street - Suite 702                                    District  (east side of  Manhattan)  in the U.S.
New York,  NY  10022                                               House of Representatives from 1978 through 1992;
                                                                   director of ClientSoft, Inc., Commercial Capital
                                                                   Corp. and Energy Answers Corporation;  member of
                                                                   the New York  City  Campaign  Finance  Board and
                                                                   member  and  vice  chair  of the New  York  City
                                                                   Housing Development Corporation

Victoria Hamilton* (44)..........       Director, Executive        Executive  Vice-President  and  Chief  Operating
450 Lexington Avenue                    Vice-President and         Officer of the Company since August 1995;  prior
New York, NY  10017                     Chief Operating Officer    thereto, Vice-President from the time she joined
                                                                   the  Company  in  February  1992;   director  of
                                                                   BioReliance Corporation

Sidney R. Knafel (67)............       Director                   Managing  partner  of  SRK  Management   Company
126 East 56th Street                                               (private   investment   company)   since   1981;
New York, NY  10022                                                chairman   of  the   board   of   directors   of
                                                                   BioReliance      Corporation     and     Insight
                                                                   Communications,   Inc;   director   of  Cellular
                                                                   Communications  International,   Inc.,  CoreComm
                                                                   Incorporated,  IGENE  Biotechnology,  Inc.,  NTL
                                                                   Incorporated, and some privately owned companies

Richard R. Pivirotto (67)........       Director                   President  of Richard  R.  Pivirotto  Co.,  Inc.
111 Clapboard Ridge Road                                           (self-employed  consultant);   director  of  CBS
Greenwich, CT  06830                                               Inc., The Gillette  Company,  The Greenwich Bank
                                                                   and   Trust    Company,    Immunomedics,    Inc.
                                                                   (biopharmaceuticals),    and   New   York   Life
                                                                   Insurance Company; trustee of Greenwich Hospital
                                                                   Corporation  and General  Theological  Seminary;
                                                                   charter    trustee    emeritus   of    Princeton
                                                                   University;  director  of  the  Yale  New  Haven
                                                                   Health Services Corp.

Joseph T. Stewart, Jr. (68)......       Director                   Executive consultant to Johnson & Johnson, since
147 Rolling Hill Road                                              September 1990;  director of Liposome Co., Inc.;
Skillman, NJ  08558                                                trustee of the  Foundation of the  University of
                                                                   Medicine and Dentistry of New Jersey; trustee of
                                                                   the New School for  Social  Research;  member of
                                                                   the  advisory  council to the Marine  Biological
                                                                   Laboratory


                                                        B-5



                                       Position Held With          Principal Occupations During the Past Five
Name, Address and Age                  the Company                 Years and Current Affiliations
---------------------------------      --------------------------  ------------------------------------------------

Raymond S. Troubh (71)..........       Director                    Financial  consultant  since  1974;  director of
10 Rockefeller Plaza - Suite 712                                   Ariad Pharmaceuticals,  Inc., Becton,  Dickinson
New York, NY  10020                                                and Company,  Diamond Offshore  Drilling,  Inc.,
                                                                   Foundation   Health   Systems,    Inc.,   Olsten
                                                                   Corporation, Time Warner Inc., Triarc Companies,
                                                                   Inc., and WHX  Corporation;  trustee of MicroCap
                                                                   Liquidating Trust and Petrie Stores  Liquidating
                                                                   Trust

Eugene L. DeStaebler, Jr.* (59)..      Vice-President,             Vice-President,  Administration  of  the Company
450 Lexington Avenue                   Administration              since 1978
New York, NY  10017

Peter P. Donnelly* (49)..........      Vice-President              Vice-President  of  the Company  since  1991 and
450 Lexington Avenue                                               securities trader for the Company since 1974
New York, NY  10017

Andrew V. Vindigni* (38).........      Vice-President              Vice-President  of the Company  since  September
450 Lexington Avenue                                               1995; prior thereto, Assistant Vice-President of
New York, NY  10017                                                the Company from 1991;  security analyst for the
                                                                   Company since 1988

Diane G. Radosti* (45)...........      Treasurer                   Treasurer of the Company since 1990; employee of
450 Lexington Avenue                                               the Company since 1980
New York, NY  10017

Carole Anne Clementi* (51).......      Secretary                   Secretary  of the Company  since  October  1994;
450 Lexington Avenue                                               prior  thereto,  Assistant  Secretary  from July
New York, NY  10017                                                1993; employee of the Company since 1982

* An "interested person" of the Company as defined under Section 2(a)(19) of the 1940 Act by reason of being an officer of the Company.

                              --------------------

         Normally, holders of shares of Preferred Stock of the Company, including the Cumulative Preferred Stock, voting as a separate class, will elect two members of the Company's Board of Directors, and holders of Preferred Stock, including the Cumulative Preferred Stock, and Common Stock, voting as a single class, will elect the remaining directors. See "Description of Cumulative Preferred Stock--Voting Rights" in the Prospectus. Messrs. Green and Knafel have been designated as the Preferred Stock directors, subject to election at the first meeting of the Company's stockholders to be called after issuance of the Cumulative Preferred Stock.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors has an Audit Committee comprised of the following directors, all of whom are "non-interested" directors: Mr. Sidney R. Knafel, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Lewis B. Cullman, Mr. John D. Gordan, III, Mr. Bill Green, and Mr. Raymond S. Troubh. Mr. Anthony M. Frank serves as an alternate member of the Audit Committee. Generally, the Audit Committee monitors the Company's financial reporting, reviews reports on the Company's system of internal accounting control, reviews the scope of the audit work performed for the Company, reviews fees in relation to services performed by the auditors, reviews the results of auditors' work, reviews and oversees responses to recommendations, if any, made to the Company by the auditors, recommends the selection of the auditors to the Board of Directors and acts as a liaison between the Board of Directors and the auditors and management personnel.

         The Board of Directors has a Compensation Committee comprised of the following directors: Mr. Bill Green, Chairman, Mr. Arthur G. Altschul, Jr., Mr. Lawrence B. Buttenwieser, Mr. Anthony M. Frank, Mr. Sidney R. Knafel, Mr. Richard R. Pivirotto, Mr. Joseph T. Stewart, Jr. and Mr. Raymond S. Troubh. Mr. Lewis B. Cullman and Dr. Gerald M. Edelman serve as alternate members of the Compensation Committee. Generally, the Compensation Committee reviews the Company's operations and performance as well as contributions made during each year by its officers and employees, reviews management proposals for year-end supplemental compensation and levels of compensation for the ensuing year, reviews comparable operating and compensation data of other companies in the investment industry and makes recommendations on matters of compensation to the Board of Directors.

         The Board of Directors has an Executive Committee/Nominating Committee comprised of the following directors: Mr. Richard R. Pivirotto, Chairman, Mr. Lawrence B. Buttenwieser, Mr. Spencer Davidson, Dr. Gerald M. Edelman, Ms. Victoria Hamilton and Mr. Joseph T. Stewart, Jr. Mr. John D. Gordan III and Mr. Bill Green serve as alternate members of the Executive Committee/Nominating Committee. In addition to functioning as an Executive Committee with authority to exercise the powers of the Board of Directors in the management of the business and affairs of the Company when the Board of Directors is not in session, the Executive Committee/Nominating Committee is responsible for identifying individuals who may be nominated to serve as directors of the Company, responding to inquiries relating to nominations to the Board and making recommendations to the Board of Directors with respect to individuals to be nominated to serve as directors.

REMUNERATION OF DIRECTORS AND OFFICERS

         The following table sets forth the compensation received from the Company by its executive officers and directors for the fiscal year ended December 31, 1997.

                                                                                                Pension or
       Name of Individual              Capacities                                               retirement
      or number of persons              in which                           Aggregate        benefits accrued
            in group                    served                           compensation       during 1997(1)
---------------------------------------------------------------------------------------------------------------
Spencer Davidson                  President and                            $ 685,000           $ 52,200
                                  Chief Executive Officer

Victoria Hamilton                 Executive Vice-President and               325,000             36,000
                                  Chief Operating Officer

Andrew V. Vindigni                Vice-President                             575,000             32,994

7 executive officers as a group                                            2,437,000            200,615

13 directors as a group                                                      170,000(2)

---------------

(1) The amounts shown in this column represent the Company's payments made during 1997 to the trustee of the Company's Employees' Thrift Plan, as described below, or accounting reserves established during 1997 under the Company's Excess Contribution Plan, as described below, on behalf of the respective individuals or group members.

(2) Each director who is not a paid officer of the Company received a fee of $10,000 as an annual retainer, a fee of $500 for attendance at each Directors' meeting and $500 for each Committee meeting which he attended in his capacity as a Director.

         With respect to the Company's Employees' Thrift Plan, the Company matches 150% of an employee's contributions up to 8% of basic salary to the plan. Company contributions are invested in shares of the Company's Common Stock. An employee's interest in Company contributions to his account is fully vested after six years of service. Partial vesting begins after two years of participation in the plan. All employees, including officers, are eligible to participate in the Thrift Plan after six months of service with the Company. Employees whose annual compensation exceeds $150,000 are required to invest their future contributions to the plan in shares of the Company's Common Stock, and their existing plan balances will be converted into the Company's Common Stock over the three years next succeeding the attainment of that compensation level.

         The Company has an Employees' Retirement Plan which is broadly characterized as a defined benefit plan. The Company contributes to the trustee for the plan annual costs which include actuarially determined current service costs and amortization of prior service costs. Retirement benefits are based on final average earnings (basic salary, exclusive of overtime, bonuses, commissions, pension, retainer fees, fees under contracts or any other forms of additional or special compensation, for the five consecutive years in which the participant had the highest basic salary during the last ten years of service) and years of credited service, less an offset for social security covered compensation, plus an additional amount equal to $50 for each year of credited service. All employees, including officers, over age 21 commence participation in the plan after one year of service and are fully vested after six years of service. Partial vesting begins after two years of service. Participants are eligible to receive normal retirement benefits at age 65. In certain instances, a reduced benefit may begin upon retirement between ages 55 and 65.

         The following table shows the estimated annual retirement benefits (including amounts attributable to the Company's Excess Benefit Plan, as described below), which are subject to a deduction based on a portion of social security covered compensation, payable on a straight life annuity basis, at normal retirement date to all eligible employees, including officers, in specified compensation and years-of-service classifications:

                         Estimated Annual Benefits Based Upon Years of Credited Service
                         ----------------------------------------------------------------------------
      Final Average           10                 20                 30                 40
       Earnings
       $ 50,000           $  8,685           $ 17,375           $ 26,060           $ 32,035
        100,000             16,830             33,665             50,495             61,900
        150,000             24,975             49,955             74,930             91,765
        200,000             33,120             66,245             99,365            121,630
        250,000             41,265             82,535            123,800            151,495
        300,000             49,410             98,825            148,235            181,360
        350,000             57,555            115,115            172,670            211,225
        400,000             65,700            131,405            197,105            241,090
        450,000             73,845            147,695            221,540            270,955


         For those officers of the Company listed in the compensation table on page B-7, the following indicates his or her years of credited services in the Company's Retirement Plan and basic salary for 1997: Spencer Davidson (3) $435,000, Victoria Hamilton (5) $300,000 and Andrew V. Vindigni (9) $275,000.

         The Company also has Excess Contribution and Excess Benefit Plans. Under such plans, the Company may establish accounting reserves and make payments directly to selected participants in the Company's Thrift and
Retirement Plans, respectively, to the extent the levels of contributions or benefits for such participants under such plans are limited by Sections 415, 416 and/or 401(a)(17) of the Internal Revenue Code. Such benefits commence at the time benefits commence under the related tax-qualified plan. Mr. Davidson, Ms. Hamilton and Mr. Vindigni are participants in both the Excess Contribution and Excess Benefit Plans.

                             PRINCIPAL STOCKHOLDERS

         As of April 30, 1998, the following person owned of record or was known by the Company to have owned beneficially 5% or more of the 23,779,878 shares of its Common Stock then outstanding:


NAME AND ADDRESS                             TYPE AND PERCENTAGE OF OWNERSHIP
-----------------------------------          ----------------------------------

The Depository Trust Company                 Of record only          71.8%
Cede & Co
P.O. Box 20, Bowling Green Station
New York, New York  10274


         All   officers   and   directors  of  the  Company  as  a  group  owned
approximately 7.0% of the Company's outstanding shares of Common Stock as of such date. In addition, approximately 1.4% of the Company's outstanding shares of Common Stock were held as of such date by the trustee for the Company's Employees' Thrift Plan with respect to which the Company has the power to vote.

                       CODE OF ETHICS AND RELATED MATTERS

         The Company has had a written code of ethics since 1981, which was amended most recently on December 13, 1995, with respect to trading in securities by its directors, officers and employees. It generally provides that such persons are not to take personal advantage of any information which they may have concerning the Company's current investment decisions or programs. It also requires preclearance of all personal securities transactions and, with respect to disinterested directors, preclearance of personal securities transactions in securities held by the Company and/or any of its advisory client accounts.

         In order to enforce the foregoing policy, the Company follows the practice of maintaining "restricted lists" which show securities being considered for purchase or sale or securities in process of being purchased or sold for its portfolio or for the portfolio of any of its clients. All employees, officers and directors are expected to check the lists before they make individual investment decisions and to preclear their intentions with the Company's trader or compliance personnel. At the end of each quarter, the Company obtains from each of its employees, officers and interested directors a sealed report of his or her security transactions during the quarter and, with respect to each of its disinterested directors, a limited report, relating only to the securities held in the Company's portfolio or in any of the client accounts, of his security transactions during the quarter. In addition, since January 1, 1995, each of its employees, officers and interested directors have been required to have their brokers provide the Company with duplicate copies of trade confirmations and monthly statements.

         The Company provides the transaction reports, duplicate confirmations and month-end statements to its independent public auditors, together with a copy of the "restricted lists" for the period. The auditors compare the reports and brokerage material with the restricted lists and report their findings to the Company. Any transactions in a "restricted" security by individuals during the period would be investigated thoroughly and appropriate action taken. The individual reports, brokerage material and restricted lists are returned to the Company by the auditors in a sealed envelope together with their report; these are maintained in the Company's files.

                     INVESTMENT ADVISORY AND OTHER SERVICES

CUSTODIAN

         Bankers Trust Company, One Bankers Trust Plaza, New York, NY 10006, is the custodian for the assets of the Company. The custodian is responsible for holding all cash and securities of the Company, directly or through a book-entry system, delivering and receiving payment for securities sold by the Company, receiving and paying for securities purchased by the Company, collecting income from investments of the Company and performing other duties, all as directed by an authorized person of the Company. The custodian does not exercise any supervisory functions in such matters as the purchase and sale of securities by the Company, payment of dividends or payment of expenses of the Company. During 1997, 1996 and 1995, the Company paid $28,500, $33,000 and $25,500, respectively, in fees to Bankers Trust Company for its custodial services.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

         The Company's general policy regarding the execution of securities transactions is to select brokers and dealers on the basis of the most favorable markets, prices and execution of orders. A certain amount of the Company's securities transactions are placed with brokers and dealers who provide brokerage and research services and in these circumstances the commissions paid may be higher than those which might otherwise have been paid to another broker or dealer if those services had not been provided.

         Research services generally include receipt of written reports, attendance at meetings or participation in discussions with respect to specific subjects, such as a company, an industry or the economic outlook. Block availability is also a consideration in determining the selection of brokers. The Company seeks to utilize services obtained from brokers and dealers fairly with respect to all accounts under its management. To the extent that the ability to direct brokerage enhances its access to such services, the benefits are fairly shared.

         In negotiating brokerage commissions on securities transactions, the Company's trader, with his awareness of competitive rates, negotiates the most favorable commission to effect a particular transaction. Size of order and difficulty of execution are considerations in the negotiation. All transactions, including the commission factor, are subject to supervision and review by the Company's officers.

         During the year ended December 31, 1997, the Company did not acquire any securities of any of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of any of their parents.

         Brokerage commissions paid by the Company during 1997, 1996 and 1995 were $362,483, $425,409 and $609,368, respectively. Such amounts included $59,904 (16.53%), $45,077 (10.60%) and $124,075 (20.36%), respectively, which were paid to Goldman, Sachs & Co. The Chairman Emeritus of the Company is a limited partner of The Goldman Sachs Group, L.P. which is an affiliate of Goldman, Sachs & Co. Of the aggregate dollar amount of the Company's transactions involving brokerage commissions during 1997, 13.29% were effected through Goldman, Sachs & Co.

         One or more of the Underwriters may have effected purchases and sales of the portfolio securities of the Company and of the account managed by the Company and may be chosen to effect future transactions for the Company and such other account.

                                 NET ASSET VALUE

         The Company calculates the net asset value of its shares of Common Stock daily and makes that information available daily by telephone at (212) 916-8400 or, toll free, (800) 436-8401 and weekly for publication. Currently, The Wall Street Journal, The New York Times and Barron's publish net asset values for closed-end investment companies weekly. Net asset value per share of Common Stock is determined at the close of regular trading on the New York Stock Exchange (currently 4:00 P.M., Eastern time) on each day on which the Exchange is open. The net asset value of the Company's Common Stock is calculated by dividing the current value of the Company's total assets less the sum of all of its liabilities and the aggregate liquidation preference of its outstanding shares of Preferred Stock, by the total number of shares of the Common Stock outstanding.

         In determining net asset value, securities listed on an exchange or on the National Association of Securities Dealers Automated Quotation System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their electronically-reported bid price. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their electronically-reported bid price or, if there is no such price, then at their representative bid price. Securities traded primarily on foreign exchanges are valued at the closing values of such securities on their respective exchanges as of the day the securities are being valued. Corporate discount notes are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Company's Board of Directors.

         The underwriting discount and the expenses of issuance and distribution associated with the Cumulative Preferred Stock will be charged to paid-in capital.

                              FINANCIAL STATEMENTS

         The audited financial statements included in the Annual Report to the Company's Stockholders for the fiscal year ended December 31, 1997, together with the report of Ernst & Young LLP thereon, and the unaudited financial statements of the Company for the three months ended March 31, 1998 are incorporated herein by reference.

                                    TAXATION

         The following discussion is a brief summary of certain tax considerations affecting the Company and its stockholders. No attempt is made to present a detailed explanation of all U.S. Federal, state, local and foreign tax concerns, and the discussions set forth herein and in the Prospectus do not constitute tax advice. The discussion reflects applicable Federal tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the "IRS") retroactively or prospectively. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS WITH ANY SPECIFIC QUESTIONS RELATING TO FEDERAL, STATE, LOCAL AND FOREIGN TAXES.

TAXATION OF THE COMPANY

         The Company has qualified as, and intends to continue to qualify as, a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Company (but not its stockholders) will not be subject to U.S. Federal income tax on the portion of its net investment income (i.e., its investment company taxable income as defined in the Code without regard to the deduction for dividends paid) and its net realized capital gains (i.e., the excess of its net realized long-term capital gains over its net realized short-term capital loss) which it distributes to its stockholders in each taxable year. If the Company fails to qualify as a RIC under the Code, it would become subject to taxation on all of its taxable income, regardless of whether the Company has made distributions to its stockholders.

         Qualification as a RIC requires,  among other things, that the Company:
(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of each taxable year,
(i) at least 50% of the market value of the Company's
assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).

         Under the Code, amounts not distributed by a RIC on a timely basis in accordance with a calendar year distribution requirement are subject to a 4% excise tax. To avoid the tax, the Company must distribute during each calendar year, an amount equal to, at the minimum, the sum of (1) 98% of its ordinary income for the calendar year, (2) 98% of its capital gain net income, generally for the one year period ending on October 31 of such year, and (3) all ordinary income and capital gain net income for previous years that were not previously distributed. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Company in October, November or December of the year, payable to stockholders of record on a date during such month and paid by the Company during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders of the Company on December 31 of the year the distributions are declared, rather than when the distributions are received. While the Company intends to distribute its ordinary income and capital gain net income in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Company's ordinary income and capital gain net income will be distributed to avoid entirely the imposition of the tax. In such event, the Company will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

         As a result of investing in certain types of securities which produce income for tax purposes that is not matched by a corresponding cash distribution to the Company, the Company could be required to include in current income amounts it has not yet received. Any such income would be subject to the distribution requirements of the Code. This might prevent the Company from distributing 90% of its net investment company taxable income, as is required to qualify as a RIC, or might prevent it from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Company may be required to borrow money or dispose of other securities to be able to make distributions to its investors.

         If the Company does not meet the asset coverage requirements of the 1940 Act or the Certificate of Designations, the Company will be required to suspend distributions to the holders of the Cumulative Preferred Stock and Common Stock until the asset coverage is restored. See "Description of Cumulative Preferred Stock -- Dividends" in the Prospectus. Such a suspension of distributions might prevent the Company from distributing 90% of its net investment company taxable income, as is required to qualify as a RIC, or might prevent it from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. Upon any failure to meet the asset coverage requirements, the Company may, and in certain circumstances will, be required to redeem shares of Cumulative Preferred Stock in order to restore the requisite asset coverage and avoid the adverse consequences to the Company and its stockholders of failing to qualify as a RIC. If asset coverage were restored, the Company would again be able to pay dividends and might be able to avoid Company-level taxation.

TAXATION OF STOCKHOLDERS

         Dividends are paid by the Company in cash and are taxable to stockholders. Dividends paid by the Company from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses ("Ordinary Income Dividends") are taxable to stockholders as ordinary income. Dividends paid from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in warrants, rights, futures and options) and properly designated by the Company ("Capital Gain Dividends") are taxable to stockholders as long-term capital gains, regardless of the length of time the stockholder has owned Company shares. Any loss upon the sale or exchange of Company shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the stockholder. Distributions in excess of the Company's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such holder (assuming the shares are held as capital assets).

         Capital Gain Dividends may be taxed at a lower rate than ordinary income dividends for certain non-corporate taxpayers. Under recent legislation, "long-term capital gain" has been broken down into additional categories of gain, taxable at different rates for individual taxpayers. These categories include 20% Rate Gain and 28% Rate Gain. The amount of "28% Rate Gain" (net capital gain on assets held longer than 12 months but not longer than 18 months) is taxed at the taxpayer's marginal Federal income tax rate, but not higher than 28%. The amount of "20% Rate Gain" (net capital gain on assets held longer than 18 months) is taxed at a maximum rate of 20%. Not later than 60 days after the close of its taxable year, the Company will provide its stockholders with a written notice designating the amounts of any Ordinary Income Dividends or Capital Gain Dividends as well as the portions of its Capital Gain Dividends that constitute 28% Rate Gain and 20% Rate Gain.

         Stockholders may be entitled to offset their Capital Gain Dividends with capital losses. There are a number of statutory provisions affecting when capital losses may be offset against capital gains and limiting the use of losses from certain investments and activities. Accordingly, stockholders with capital losses are urged to consult their tax advisers.

         Gain or loss, if any, recognized on the sale or other disposition of shares of the Cumulative Preferred Stock including, without limitation, a redemption, by the Company, will be taxed as a capital gain or loss if the shares are capital assets in the stockholder's hands. Capital gain of an individual is generally subject to a maximum rate of 28% in respect of property held longer than 12 months but not longer than 18 months and a maximum rate of 20% in respect of property held longer than 18 months. A loss realized on a sale or exchange of shares of the Company will be disallowed if other Company shares of the same class are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Ordinary Income Dividends (but not Capital Gain Dividends) paid to stockholders who are non-resident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty. Non-resident stockholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

         At the time of a stockholder's purchase, the market price of the Cumulative Preferred Stock may reflect undistributed net investment income or net realized capital gains. A subsequent distribution of these amounts by the Company will be taxable to the stockholder even though the distribution economically is a return of part of the stockholder's investment. Investors should carefully consider the tax implications of acquiring shares just prior to a distribution, as they will receive a distribution that would nevertheless be taxable to them.

         Designation of Capital Gain Dividends to Cumulative Preferred Stock. The IRS has taken the position in Revenue Ruling 89-81 that if a RIC has two classes of shares, it may designate distributions made to each class from the RIC's taxable income in any year as consisting of no more than such class's proportionate share of particular types of income, such as long-term capital gains, recognized by the RIC in such year. A class's proportionate share of a particular type of income is determined according to the percentage of total dividends paid to such class out of the RIC's earnings for such year. Consequently, the Company will designate distributions made to the Common Stock and Cumulative Preferred Stock and any other Preferred Stock series as consisting of particular types of income in accordance with the classes' proportionate shares of such income. Because of this rule, the Company is required to allocate a portion of its net capital gains to holders of Common Stock, holders of Cumulative Preferred Stock and any other Preferred Stock. The amount of net capital gains allocable among holders of the Common Stock, the Cumulative Preferred Stock and any other Preferred Stock will depend upon the amount of such gains and other income recognized by and taxes paid by the Company during a taxable year and the total dividends paid by the Company on shares of Common Stock and Cumulative Preferred Stock and any other Preferred Stock during a taxable year.

         Under the distribution policy adopted by the Company, all dividends received by holders of the Cumulative Preferred Stock within a given calendar year will have the same proportions of 20% Rate Gain, 28% Rate Gain, ordinary income and return of capital. As a result of this distribution policy, "spill-over" dividends paid by the Company pursuant to Section 855 of the Code will be paid solely to holders of the Common Stock. No portion of the quarterly dividends paid to the holders of the Cumulative Preferred Stock will be deemed to consist of any portion of such "spill-over" dividends.

BACKUP WITHHOLDING

         Under certain provisions of the Code, some stockholders may be subject to 31% withholding on Ordinary Income Dividends, Capital Gain Dividends and redemption payments ("backup withholding"). A stockholder, however, may generally avoid becoming subject to this requirement by filing an appropriate form with the payor (i.e., the financial institution or brokerage firm where the stockholder maintains his or her account), certifying under penalties of perjury that such stockholder's taxpayer identification number is correct and that such stockholder (i) has never been notified by the IRS that he or she is subject to backup withholding, (ii) has been notified by the IRS that he or she is no longer subject to backup withholding, or (iii) is exempt from backup withholding. Corporate stockholders and certain other stockholders are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be credited against such stockholder's Federal income tax liability.

         THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE APPLICABLE PROVISIONS OF THE CODE AND TREASURY REGULATIONS PRESENTLY IN EFFECT. FOR THE COMPLETE PROVISIONS APPLICABLE TO BOTH STOCKHOLDERS AND THE COMPANY, REFERENCE SHOULD BE MADE TO THE PERTINENT CODE SECTIONS AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER. THE CODE AND THE TREASURY REGULATIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE, JUDICIAL OR ADMINISTRATIVE ACTION, EITHER PROSPECTIVELY OR RETROACTIVELY.

                               GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

         The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the shares of Cumulative Preferred Stock offered pursuant to the Prospectus (the "Securities"). The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The Securities initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global Security certificate or certificates initially will be issued, representing in the aggregate the total number of Securities, and will be deposited with DTC.

         DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations ("Direct Participants"). Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Participants are on file with the Commission.

         Purchases of Securities within the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct or Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchases, but Beneficial Owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owners purchased Securities. Transfers of ownership interests in Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except as provided herein.

         DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         Redemption notices shall be sent to Cede & Co. If less than all of the securities are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant.

         Payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices and will be the responsibility of such Participant and not of DTC or the Company, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Company, disbursement of such payments to Direct Participants is the responsibility of DTC, and disbursement of such payments to the Beneficial Owners is the responsibility of Direct and Indirect Participants. Furthermore, each Beneficial Owner must rely on the procedures of DTC to exercise any rights under the Securities.

         Beneficial Owners may obtain certificates representing the Securities by contacting ChaseMellon Shareholder Services, L.L.C., which acts as transfer agent for the Company's capital stock.

         DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to the Company. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the Securities will be printed and delivered. The Company may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

                        COUNSEL AND INDEPENDENT AUDITORS

         Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, is counsel to the Company in connection with the offering of the Cumulative Preferred Stock.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been selected as independent auditors for the Company.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

         (1)           Financial Statements*
         (1)(a)(1)     Restated Certificate of Incorporation**
               (2) Certificate of Amendment to the Restated Certificate of Incorporation, dated April 28, 1987**
               (3) Certificate of Amendment to the Restated Certificate of Incorporation, dated March 19, 1992**
               (4) Certificate of Amendment to the Restated Certificate of Incorporation, dated March 11, 1998**
               (5) Certificate of Correction to the Certificate of Amendment to the Restated Certificate of Incorporation, dated March 20, 1998**
               (6)     Certificate of Designations***
            (b)        By-Laws**
            (c)        Not Applicable
            (d)        Specimen Stock Certificate+
            (e)        Not Applicable
            (f)        Not Applicable
            (g)        Not Applicable
            (h)(1)     Form of Underwriting Agreement***
               (2)     Form of Master Agreement Among Underwriters***
            (i)(1)     Employees' Retirement Plan**
               (2)     Amendment of the Employees' Retirement Plan**
               (3)     Employees' Thrift Plan**
               (4)     Excess Benefit Plan**
               (5)     Excess Contribution Plan**
            (j)        Custodian Agreement**
            (k)        Not Applicable
            (l)        Opinion and Consent of Sullivan & Cromwell***
            (m)        Not Applicable
            (n)        Consent of Ernst & Young, LLP+
            (o)        Not Applicable
            (p)        Not Applicable
            (q)        Not Applicable
            (r)        Not Applicable

------------------
* Incorporated by reference from Registrant's Annual Report for the year ended December 31, 1997, File No. 811-00041, as filed with the Securities and Exchange Commission on February 2, 1998 and from Registrant's Quarterly Report for the three months ended March 31, 1998, File No. 811-00041, as filed with the Securities and Exchange Commission on April 24, 1998.
**   Previously filed.
***  To be filed by amendment.
+    Filed herewith.


Item 25.  Marketing Arrangements

         See Exhibit 2(h) to this Registration Statement.

Item 26.  Other Expenses of Issuance and Distribution(1)

         The following table sets forth the estimated expenses payable by the Company in connection with the offering described in this Registration Statement (excluding underwriting discounts and commissions):


Nature of Expenses                                            Amount
------------------                                            ------

SEC Registration fees..................................      $ 44,250
NYSE listing fee.......................................        51,300
Rating Agency fee......................................        37,500
Printing expenses......................................        90,000
Auditing fees and expenses.............................        22,000
Legal fees and expenses................................       300,000
Consulting fees and expenses...........................       137,500
Miscellaneous..........................................        17,450
                                                             --------
         Total.........................................      $700,000
                                                             ========

(1) The amounts set forth above, except for the SEC and NYSE fees, are in each case estimated.



Item 27.  Persons Controlled by or Under Common Control with Registrant

         General American Advisers, Inc. is a wholly owned, inactive subsidiary of the Company.


Item 28. Number of Holders of each class of securities of the Company as of March 31, 1998:


                                                                 Number of
Title of Class                                                 Record Holders
--------------                                                 --------------

Common Stock, par value $1.00 per share................             5,903


Item 29.  Indemnification

         Under the Company's Restated Certificate of Incorporation and By-Laws, the directors and officers of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the foregoing shall not eliminate or limit liability of a director (i) for any breach of such director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct, gross negligence or reckless disregard of the duties involved in the conduct of such director's office, or a knowing violation of law, (iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which such director derived an improper personal benefit.

         Insofar as indemnification for liabilities under the Securities Act of 1933 may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the Securities Act of 1933 (other than for expenses incurred in a successful defense) is asserted against the Company by the directors or officers in connection with the Shares, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 30.  Business and Other Connections of Adviser

         Not applicable.

Item 31.  Location of Accounts and Records

         The Company's accounts and records are maintained at the Company's principal executive offices located at 450 Lexington Avenue, Suite 3300, New York, New York 10017. In addition, Bankers Trust Company, which is located at One Bankers Trust Plaza, New York, NY 10006, acts as the custodian of the securities, cash and other assets of the Company and maintains certain accounts and records of the Company. ChaseMellon Shareholder Services, L.L.C., which is located at Overpeck Centre, 85 Challenger Road, Ridgefield Park, NJ 07660, acts as the Company's transfer agent, registrar and dividend-paying agent and maintains certain accounts and records of the Company.

Item 32.  Management Services

         Not Applicable.

Item 33.  Undertakings

          1. Registrant undertakes to suspend the offering of shares of Cumulative Preferred Stock until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value as of the effective date of the Registration Statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2.    Not applicable.

         3.    Not applicable.

         4.    Not applicable.

         5. Registrant undertakes that (a) for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

         6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two Business Days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 27th day of May, 1998.


                                     GENERAL AMERICAN INVESTORS COMPANY, INC.


                                     By:  /s/ EUGENE L. DESTAEBLER, JR.
                                        ---------------------------------------
                                        Name:  Eugene L. DeStaebler, Jr.
                                        Title:  Vice-President, Administration

         IN WITNESS WHEREOF, the undersigned officers and directors have hereunto set their hands this 27th day of May, 1998.

                          Signature                                                             Title

                              *
--------------------------------------------------------------             President and Chief Executive Officer and Director
                     (Spencer Davidson)                                              (Principal Executive Officer)



                              *
--------------------------------------------------------------             Executive Vice-President, Chief Operating Officer
                     (Victoria Hamilton)                                                      and Director



              /s/ Eugene L. DeStaebler, Jr.
--------------------------------------------------------------             Vice-President, Administration
                 (Eugene L. DeStaebler, Jr.)                               (Principal Financial Officer and Principal
                                                                           Accounting Officer)



                              *
--------------------------------------------------------------             Chairman of the Board of Directors and Director
                 (Lawrence B. Buttenwieser)



                              *
--------------------------------------------------------------             Director
                  (Arthur G. Altschul, Jr.)



                              *
--------------------------------------------------------------             Director
                     (Lewis B. Cullman)



                              *
--------------------------------------------------------------             Director
                     (Gerald M. Edelman)


                                                        C-4




                          Signature                                                   Title




                              *
--------------------------------------------------------------             Director
                     (Anthony M. Frank)



                              *
--------------------------------------------------------------             Director
                    (John D. Gordan, III)



                              *
--------------------------------------------------------------             Director
                        (Bill Green)



                              *
--------------------------------------------------------------             Director
                     (Sidney R. Knafel)



                              *
--------------------------------------------------------------             Director
                   (Richard R. Pivirotto)



                              *
--------------------------------------------------------------             Director
                  (Joseph T. Stewart, Jr.)



--------------------------------------------------------------             Director
                     (Raymond S. Troubh)



*  By:          /s/ EUGENE L. DESTAEBLER, JR.
      --------------------------------------------------------
                       Attorney-in-Fact


                        SCHEDULE OF EXHIBITS TO FORM N-2


Exhibit                                                                                              Page
Number       Exhibit                                                                                 Number
------       -------                                                                                 ------

Exhibit A    (1) Restated Certificate of Incorporation**.......................................
             (2) Certificate of Amendment to the Restated Certificate of Incorporation,
             dated April 28, 1987**............................................................
             (3) Certificate of Amendment to the Restated Certificate of Incorporation,
             dated March 19, 1992**............................................................
             (4) Certificate of Amendment to the Restated Certificate of Incorporation,
             dated March 11, 1998**............................................................
             (5) Certificate of Correction to the Certificate of Amendment to the
             Restated Certificate of Incorporation, dated March 20, 1998**.....................
             (6) Certificate of Designations*
Exhibit B    By-Laws**.........................................................................
Exhibit C    Not Applicable....................................................................
Exhibit D    Specimen Stock Certificate+.......................................................
Exhibit E    Not Applicable....................................................................
Exhibit F    Not Applicable....................................................................
Exhibit G    Not Applicable....................................................................
Exhibit H    (1) Form of Underwriting Agreement*...............................................
             (2) Form of Master Agreement Among Underwriters*..................................
Exhibit I    (1) Employees' Retirement Plan**..................................................
             (2) Amendment of the Employees' Retirement Plan**
             (3) Employees' Thrift Plan**
             (4) Excess Benefit Plan**
             (5) Excess Contribution Plan**
Exhibit J    Custodian Agreement**.............................................................
Exhibit K    Not Applicable....................................................................
Exhibit L    Opinion and Consent of Sullivan & Cromwell*.......................................
Exhibit M    Not Applicable....................................................................
Exhibit N    Consent of Ernst & Young LLP+.....................................................
Exhibit O    Not Applicable....................................................................
Exhibit P    Not Applicable....................................................................
Exhibit Q    Not Applicable....................................................................
Exhibit R    Not Applicable....................................................................

*     To be filed by amendment.
**    Previously filed.
+     Filed herewith.





















                                       C-6